As filed with the Securities and Exchange Commission on June 8, 2006.
1933 Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2
☑ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.
☐ POST-EFFECTIVE AMENDMENT NO.

Kayne Anderson Energy Development Company
(Exact Name of Registrant as Specified in Charter)

1100 Louisiana Street, Suite 4550
Houston, Texas 77002
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (713) 493-2000

David J. Shladovsky, Esq.
Kayne Anderson Fund Advisors, LLC
1800 Avenue of the Stars, Second Floor
Los Angeles, California 90067
(Name and Address of Agent for Service)

Copies of Communications to:

David A. Hearth, Esq.	John A. MacKinnon, Esq.
Paul, Hastings, Janofsky & Walker LLP	Paul K. Risko, Esq.
55 Second Street, 24th Floor	Sidley Austin LLP
San Francisco, California 94105-3441	787 Seventh Avenue
(415) 856-7000	New York, New York 10019 (212) 839-5300

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box): ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed		Amount of
	Amount Being	Maximum Offering	Proposed Maximum	Registration
Title of Securities Being Registered	Registered	Price Per Unit	Aggregate Offering Price(1)	Fee
Common Stock, $0.001 par value per share	12,000,000	$25.00	$300,000,000	$32,100

(1)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated June 8, 2006
PRELIMINARY PROSPECTUS

12,000,000 Shares

Kayne Anderson Energy Development Company

Common Stock

$25.00 per share

We are offering 12,000,000 shares of our common stock. We are a newly organized Maryland corporation created to invest primarily in non-traded energy companies. We have filed an election to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act.” We will be classified as a closed-end, non-diversified management investment company under the 1940 Act.

Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We will seek to achieve this objective by investing at least 80% of our net assets together with the proceeds of any borrowings (our “total assets”) in securities of companies engaged in the energy industry, including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and sale of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas (“LNG”), as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane to retail customers and industrial end-users. Midstream, Upstream and Other Energy Companies are collectively referred to herein as “Energy Companies.”

Investment Adviser.  We will be managed by Kayne Anderson Fund Advisors, LLC, or “KAFA,” an affiliate of Kayne Anderson Capital Advisors, L.P., or “KACALP,” a leading investor in both public and private Energy Companies.

Our common stock has no history of public trading. Shares of closed-end management investment companies, including business development companies, may trade at discounts to their net asset value, increasing the risk of loss to purchasers in this offering. We intend to apply to list shares of our common stock on the New York Stock Exchange under the symbol “KED.”

Investing in our common stock may be speculative and involves a high degree of risk, including risks associated with the use of leverage. Before buying any shares, you should read the discussion of the material risks of investing in our common stock in “Risk Factors” beginning on page    of this prospectus.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us at 1100 Louisiana Street, Suite 4550, Houston, Texas 77002 or by telephone at (877) 657-3863 or on our website at (www.kayne    .com). The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

	Per Share	Total(1)

Public Offering Price	$	$
Sales Load (underwriting discounts and commissions)	$	$
Proceeds, Before Expenses, To Us(2)	$	$

(1)	The underwriters also may purchase up to an additional 1,800,000 shares at the public offering price, less sales load, within 45 days from the date of this prospectus to cover over-allotments. If all such shares are purchased, the total public offering price will be $ , the total sales load will be $ and the total proceeds, before expenses, to us will be $ .

(2)	We estimate that we will incur approximately $830,000 in expenses in connection with this offering.

The underwriters expect to deliver the shares to purchasers on or about          , 2006.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Joint Book-Running Managers

Citigroup	UBS Investment Bank

[          ], 2006

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume regardless of the time of delivery of this prospectus or sale of common stock that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in our common stock. You should carefully read the entire prospectus, particularly the section entitled “Risk Factors” beginning on page   . Except where the context suggests otherwise, the terms “we,” “us,” and “our” refer to Kayne Anderson Energy Development Company; “KAFA” and “our investment adviser” refer to Kayne Anderson Fund Advisors, LLC; “KACALP” refers to Kayne Anderson Capital Advisors, L.P.; “Kayne Anderson” refers to KAFA and KACALP; “MLPs” refer to publicly traded energy-related master limited partnerships and limited liability companies that are treated as partnerships for tax purposes; and “Limited Partnerships” refer to both MLPs and to non publicly traded Energy Companies organized as limited partnerships and limited liability companies treated as partnerships for tax purposes, including Private MLPs and Joint Venture MLPs (each as defined herein). Unless otherwise indicated, this prospectus assumes that the underwriters’ over-allotment option will not be exercised.

Introduction

About Our Company

We are a newly organized investment company incorporated under the laws of the State of Maryland to invest primarily in Energy Companies that are not traded publicly (“non-traded”). Our operations will be externally managed and advised by our investment adviser, KAFA, pursuant to an investment management agreement. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We will seek to achieve this objective by investing at least 80% of our total assets in securities of “Energy Companies,” which include Midstream, Upstream and Other Energy Companies. “Midstream Energy Companies” refer to businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; “Upstream Energy Companies” refer to businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and “Other Energy Companies” refer to businesses engaged in owning, leasing, managing, producing, processing and sale of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas (“LNG”), as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane to retail customers and industrial end-users.

We expect that a key focus area for our investments in the energy industry will be equity and debt investments in Midstream Energy Companies structured as limited partnerships. We also expect to evaluate equity and debt investments in Other Energy Companies, and debt investments in Upstream Energy Companies. We refer to these investments as our “Targeted Investments.” Under current market conditions, we expect that our Targeted Investments will generally range in size from $10 million to $75 million, although a few investments may be in excess of this range. As of the date of this prospectus, we have not entered into any letter of intent or agreement in principle with respect to any specific Targeted Investments in which we contemplate investing the net proceeds of this offering.

We may seek to enhance our total returns through the use of leverage, which may include the issuance of shares of preferred stock, commercial paper or notes and other borrowings (each a “Leverage Instrument” and collectively, the “Leverage Instruments”). There is no assurance that we will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of our total return. The net asset value of our common stock may be reduced by the fees and issuance costs of any leverage. We do not intend to use leverage until the proceeds of this offering are substantially invested in accordance with our investment objective. After we have invested substantially all of the proceeds of this offering, depending on market conditions, we currently expect to use leverage in an aggregate amount equal to 30% of our total assets, which includes assets obtained through such leverage. However, in certain circumstances we could increase our leverage to 50% of our total assets, the maximum amount allowable under the Investment Company Act of 1940, or the “1940 Act.”

We have filed an election to be treated as a business development company under the 1940 Act. We will be classified as a closed-end, non-diversified management investment company under the 1940 Act.

About Our Investment Adviser

We will be managed by KAFA, an affiliate of KACALP, a leading investor in both public and private Energy Companies. KAFA is a newly formed entity registered under the Investment Advisers Act of 1940, or the “Advisers Act.” KAFA is operated by senior professionals of KACALP. Since 1984, KACALP has managed alternative assets with a focus on achieving absolute returns (as opposed to relative performance against a benchmark index) on a risk-adjusted basis through a disciplined investment process (where estimated total returns and yields are quantified in light of associated risks). KACALP’s investment strategies seek to identify and exploit investment niches that it believes are less understood and generally not followed by the broader investor community. As of April 30, 2006, KACALP managed approximately $5.2 billion, including $4.1 billion in securities of Energy Companies. KACALP serves as the investment adviser to Kayne Anderson MLP Investment Company (NYSE: KYN) and Kayne Anderson Energy Total Return Fund, Inc. (NYSE: KYE), which are two closed-end investment management investment companies registered under the 1940 Act. Kayne Anderson MLP Investment Company is a publicly traded non-diversified fund that invests primarily in MLPs and other energy companies. Kayne Anderson Energy Total Return Fund, Inc. is a publicly traded non-diversified fund that invests primarily in securities of companies engaged in the energy industry, including MLPs, MLP affiliates, royalty trusts and other energy companies. These funds had total assets under management of $2.6 billion as of April 30, 2006. Since November 2004, KYN and KYE have, in aggregate, invested over $1 billion in 19 transactions that involved the purchase of securities that were unregistered or otherwise restricted, which we refer to as “Private Transactions.” These Private Transactions include the kinds of Targeted Investments we intend to make.

Structures of our Targeted Investments

We expect that our Targeted Investments will be made in the entities or securities described below. Certain of these investments will be made directly or indirectly through our wholly owned subsidiaries.

•	Private MLPs. We intend to invest in non-traded Midstream and Other Energy Companies structured as limited partnerships (“Private MLPs”). These partnerships will generally be formed by external management teams of such Midstream or Other Energy Companies for the purpose of acquiring and operating assets in anticipation of an initial public offering as an MLP. In general, we will purchase common units, subordinated debt and warrants in such Private MLPs, with management receiving subordinated and general partner (“GP”) units. In general, as compensation for structuring and providing financing, we will receive a portion of the incentive cash distribution rights (“IDRs”), which receive a disproportionate share of the cash distributions above stated levels.

•	Joint Venture MLPs. We intend to invest in other non-traded limited partnerships that are partially owned and controlled by Upstream and Other Energy Companies (“Joint Venture MLPs”). We seek to work with both private and public Energy Companies to identify midstream assets within their existing businesses that are better suited for a separate limited partnership. These assets are likely to include gathering systems connected to the company’s producing properties and, to a lesser extent, related processing and storage assets. In general, we intend to purchase common units and warrants in such an entity, with the Energy Company retaining common, subordinated and GP units, including substantially all of the IDRs. We may also purchase subordinated debt of a wholly owned taxable subsidiary of ours whose assets are common units of a Joint Venture MLP.

•	Private GPs. We intend to invest in non-traded limited partnerships or limited liability companies that own the common, subordinated, GP interests and IDRs in the related MLP (“Private GPs”). Like MLPs, the Private GPs will make cash distributions to their equity investors in an amount equal to the entity’s distributable cash flow. In general, we will purchase common units, subordinated debt and warrants in such an entity, with the GP sponsor receiving common and GP units.

•	Subordinated debt or redeemable preferred stock with equity features. We intend to invest in subordinated debt or preferred stock with warrants or other equity features of non-traded Energy Companies (“Mezzanine Investments”). We will seek to work with existing non-traded Midstream Energy Companies, including those that are controlled by private equity firms, to finance the acquisition or construction of additional midstream assets or to fund a redemption of, or dividend on, the existing equity. These Mezzanine Investments typically will have a stated interest rate or preferred dividend, payable in cash, and may have warrants or other equity features that will allow us to participate in the potential increase in equity value of such entities.

•	Greenfield Ventures. We intend to invest in preferred equity interests and subordinated debt of non-traded joint ventures formed to construct or build energy-related projects with limited or no operating history (“Greenfield Ventures”). We will seek to work with existing MLPs or their GPs to form joint ventures to construct greenfield projects. Greenfield projects may include construction of a new pipeline, processing plant or storage facility or some other asset that is integrated with the MLPs’ existing assets. We anticipate that our equity investments in these joint ventures will generally have a preferred return over the sponsor’s interest. Our investment may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the construction period is completed, at which time interest payments or dividends would be paid in cash or the securities would be redeemed.

•	Second lien bank loans. We intend to invest in second lien bank loans for non-traded Upstream and Midstream Energy Companies. These investments typically are floating-rate senior secured securities or loans that may be subordinated to a first lien term loan or other senior debt in right of payment and are secured by second priority liens.

•	Publicly Traded MLPs. We intend to directly invest up to 30% of our total assets in publicly traded equity and debt securities of MLPs and their affiliates. We anticipate reducing exposure to these investments over time as our portfolio becomes more fully invested and smaller qualified investment opportunities become available.

Investment Opportunities

We believe that there is demand for the kinds of Targeted Investments we intend to make in Energy Companies. A number of factors have created this demand, including the following:

•	Alternative to Traditional Private Equity. Unlike larger companies, smaller private entities and management teams that we will target do not have access to the public markets to finance their midstream assets. As a result, traditional private equity funds are often their only available source of financing. Such funds tend to focus their investments on the most junior securities in the capital structure in order to achieve their targeted rates of return, which are often substantially in excess of those we seek. We believe that by investing in securities issued by non-traded partnerships, with equity that is segregated into senior equity (i.e. common units) and subordinated equity (i.e. subordinated units), the terms of the common equity that we purchase can be consistent with the relative risk of the assets and on more attractive terms than those available from traditional private equity funds.

•	Complement to Traditional Private Equity. The private partnership structure that we offer may complement traditional private equity by providing lower cost equity with a preferred cash return to companies that already have traditional private equity financing. Under this structure, private equity firms can reduce their investment required to purchase additional assets and enhance their total returns to their existing subordinated equity interests.

•	Non-Public Alternative to Monetizing Midstream Assets. Many Energy Companies, particularly public and private Upstream Energy Companies, have significant midstream assets that are an integral part of their upstream business. While the value of these midstream assets has traditionally been much higher in MLP format, we believe that Upstream Energy Companies have been reluctant to separate their midstream businesses into MLPs because of concerns over the potential loss of operational control when the assets are placed in an independent entity, managing another public company and the lack of flexibility in unwinding such a transaction. We believe that a Joint Venture MLP structure should allow Energy Companies to achieve a more attractive valuation for their midstream assets without the potential costs and disadvantages of an MLP.

•	Non-Public Alternative to Monetizing GP Interests. Currently there are six publicly traded GPs of MLPs, and we expect that at least four more will become publicly traded in the near future. We believe that there are several other GPs that would like to monetize a portion of their interests, but (a) do not want the burden of another public entity, (b) are concerned with the potential competition for investors between the MLP and the GP, or (c) are simply not large enough for a public offering. We believe that our investment in entities that own GP interests would provide the owners with an attractive valuation and more flexibility without the burdens of an additional public company.

•	Alternative Financing for Greenfield Projects. We believe that there will be substantial new construction or greenfield opportunities for existing MLPs that may be difficult to finance using traditional sources, in part because the project may not generate sufficient cash flows during the construction period to fund cash distributions on new equity or interest payments on new debt. We believe that we can provide capital to a non-recourse subsidiary or joint venture that would be structured as pay-in-kind securities until the construction period is completed, at which time those interest payments or dividends would be made in cash or the securities would be redeemed.

Characteristics of the Energy Companies in Which We Invest

For the reasons discussed below we believe that the returns for our Targeted Investments have the potential to be more attractive on a risk-adjusted basis than investments in many other industries.

•	Stable Cash Flows. We expect that our investments will be focused on Energy Companies that produce stable cash flows. In particular, we believe that Midstream Energy Companies have a substantial portion of their assets that are fee-based businesses with limited commodity price risk. Additionally, the tariffs that Midstream Energy Companies charge their customers are often regulated at the federal or state level and are often subject to escalation based on the rate of inflation. We expect that our Targeted Investments in Upstream Energy Companies will generally focus on lower-risk assets such as exploitation and development opportunities and assets with long-lived production. Other Energy Companies, such as coal and marine transportation, are often characterized by long-term contracts, which generally provide more stable earnings and cash flows.

•	Consistent and Predictable Demand. Energy consumption has grown consistently over the last several decades and the Energy Information Administration, a statistical agency of the U.S. Department of Energy, expects consumption to grow 1.2% per annum until 2025. We believe Upstream Energy Companies will continue to produce oil and gas at the maximum rate practicable from their oil and gas wells and that production will be relatively predictable. Midstream Energy Companies, consequently, are expected to benefit from the related increase in demand for gathering, processing and transportation services. Other Energy Companies, such as marine transportation companies and refining, marketing and distribution companies, are also expected to benefit as the end-use products are transported and sold to industrial and retail users.

•	Increasing Cash Flows from Internal Growth. Many companies owning and operating midstream assets generate revenues based on the volumes handled or transported. Volume increases can have a significant impact on earnings and cash flow growth because midstream assets generally have high percentage fixed costs and low percentage variable costs. Annual fee or tariff increases tied to an index, such as the Producer Price Index, can also have a positive impact on a company’s cash flow stream.

•	Substantial Growth from New Projects. The substantial increase in oil and gas prices, occurring over the past 24 months, has led to increased drilling activity in basins that were previously thought to be uneconomic in a lower commodity price environment. This increase in drilling activity has created a substantial increase in the demand for additional midstream infrastructure to move this new production to market. Many of our anticipated Targeted Investments may include expansion of existing infrastructure or investments in new projects to meet these production needs.

•	Limited Commodity Price Risk. We intend to target investment opportunities in which the direct and indirect commodity price risk is limited. However, we may invest in some companies that have more substantial commodity price risk if those companies use appropriate financial risk management products, such as commodity swaps, to mitigate exposure to commodity price fluctuations.

•	Proven Management Teams. With respect to our investments in Mezzanine Investments and Private MLPs, we intend to make investments in companies with management teams that have a proven track record of success, but who have limited access to capital markets or who otherwise seek to raise capital through private sources. In general, these management teams will often have substantial knowledge and focus in particular geographic areas or with respect to certain types of assets. We expect that the extensive experience and network of business relationships of our investment adviser in the energy industry will allow us to identify management teams that fit these criteria.

Competitive Strengths

We believe that our investment adviser’s market knowledge, experience and industry relationships will enable it to identify investment opportunities in Energy Companies. In addition, the senior professionals of KAFA have developed a strong reputation in the energy sector and have many long-term relationships with industry executives, which we believe gives us an important advantage in sourcing and structuring transactions. Our investment adviser should also benefit from access to the extensive sourcing relationships and industry expertise of KACALP and its senior professionals. KAFA is operated by senior professionals of KACALP, which serves as the investment adviser to Kayne Anderson MLP Investment Company (NYSE: KYN) and Kayne Anderson Energy Total Return Fund, Inc. (NYSE: KYE), two closed-end management investment companies registered under the 1940 Act. Since November 2004, KYN and KYE have, in aggregate, invested over $1 billion in 19 Private Transactions, which include the same kind of investments as our Targeted Investments.

•	Extensive Market Knowledge and Sourcing Network. Because of the history, market presence and long-term relationships that senior professionals of our investment adviser have developed with Energy Company management teams, we believe that we will have access to investment opportunities in our target markets. Additionally, our investment adviser’s substantial market knowledge will provide it with the ability to recognize long-term trends in the energy industry and to identify differences in value among individual investment opportunities. We believe our investment adviser’s senior professionals can capitalize on opportunities to source investments that may not be readily available to other investors. We intend to originate a substantial number of our investment opportunities in addition to investing as a participant in transactions originated by other firms.

•	Flexible Transaction Structuring Capabilities and Significant Expertise. Our investment adviser’s senior professionals have substantial experience in seeking investments that we believe balance the needs of growing private energy companies. In particular, we believe our investment adviser will be able to customize the investment structure to minimize dilution of existing ownership while still managing our risk through structural protections and producing a desired return on our investment. Further, our ability to fund a meaningful amount of the capital needs of prospective portfolio companies provides us an advantage over other potential investors with less capital to employ in the energy sector. Additionally, we will not be subject to the regulatory limitations that govern certain competing lending institutions such as capital adequacy requirements applicable to commercial banks. As a result, we expect to be more flexible in structuring investments and selecting the types of securities in which we invest. The senior professionals of our investment adviser have industry-leading experience identifying and structuring energy investments. This experience, combined with the ability of our investment adviser’s senior professionals to engage in regular dialogue with industry participants, gives us an advantage in structuring transactions mutually attractive to us and the portfolio company.

•	Efficient Tax Structure. As a regulated investment company, or “RIC,” we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we receive from our portfolio investments and distribute to our stockholders as dividends. Because we are not required to pay federal income taxes on our income or capital gains that we distribute to our stockholders, we expect to be able to offer investment terms to potential portfolio companies that are comparable to those offered by our corporate-taxpaying competitors, and achieve net investment revenues that are often greater than their after-tax net revenues. Furthermore, tax-exempt investors in our common stock who do not finance their acquisition of our stock with indebtedness will not be required to recognize unrelated business taxable income, or “UBTI,” unlike certain direct investors in MLPs. We expect to form wholly owned taxable subsidiaries to make or hold certain investments in non-traded limited partnerships. Although, as a RIC, dividends received by us from our taxable subsidiaries and distributed to our stockholders will not be subject to federal income taxes, our taxable subsidiaries will generally be subject to federal and state income taxes on their income. As a result, the net return to us on such investments that are held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.

•	Longer Investment Horizon than Private Fund Competitors. Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that capital invested in these funds, together with any capital gains on such investment, can be invested only once and must be returned to investors after a pre-determined time period. These provisions often force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might absent such provisions, potentially resulting in a lower overall return to investors and in some cases an adverse impact on their portfolio companies. We believe our ability to make investments with a longer-term view and without the capital return requirements of traditional private investment vehicles will provide us with greater flexibility to seek investments that can generate attractive returns on invested capital.

•	Technical Expertise. Our investment adviser’s investment team includes individuals with extensive technical, industry and reserve engineering expertise, further distinguishing our investment adviser from other investors by enabling it to assess the underlying asset quality and business fundamentals of its investments in Energy Companies. We believe this expertise will enable our investment adviser to identify investments that offer superior potential for income and capital appreciation.

Operating and Regulatory Structure

Our investment activities will be supervised by our board of directors, a majority of whom are independent. Under our investment management agreement, we have agreed to pay KAFA a fee based on the value of our total assets, including assets acquired with borrowed funds, as well as an incentive fee based on our performance. See “Management — Investment Management Agreement.”

As a business development company, we will be generally prohibited from acquiring assets other than “qualifying assets” unless, after giving effect to the acquisition, at least 70% of our total assets are qualifying assets, which we refer to as the “70% Test.” Qualifying assets generally include securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. An “eligible portfolio company” is defined in the 1940 Act as a company that does not have a class of outstanding marginable securities. Certain amendments to the definition of a marginable security under the Federal Reserve’s margin rules have raised questions as to whether a non-traded company that has outstanding debt securities would qualify as an eligible portfolio company. The Securities and Exchange Commission, or the “SEC,” proposed rules that would define an eligible portfolio company as any company that does not have securities listed on a national securities exchange or association. In addition, legislation that has been passed by the U.S. House of Representatives and is currently pending in the U.S. Senate would expand the definition of eligible portfolio companies to include publicly traded companies with a market capitalization of less than $250 million. If adopted or enacted, the effect of these rules or laws would be to significantly reduce or eliminate confusion surrounding the qualification of a private company with outstanding debt securities as an eligible portfolio company and to enable us to treat investments in publicly traded companies having requisite market capitalizations as qualifying assets for purposes of satisfying the 70% Test. The latter development could also cause us to modify our investment strategy to avail ourselves of different investment opportunities. We continue to monitor these developments. We anticipate that, depending on market conditions, substantially all of the net proceeds of this offering will be invested within nine months after the completion of this offering. Until we identify investments that meet our investment objective, we will invest the net proceeds of this offering in cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. We intend to initially invest up to 30% of our assets in opportunities that do not fall within the definition of qualifying assets. We anticipate that these investments will primarily consist of publicly traded securities of MLPs and entities that are affiliated with MLPs.

We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Internal Revenue Code of 1986, or the “Code.” Equity securities issued by certain non-traded limited partnerships in which we invest may not produce qualifying income for purposes of determining our compliance with the 90% gross income test applicable to RICs. As a result, we expect to form one or more wholly owned taxable subsidiaries to make and hold certain investments in accordance with our investment objective. The dividends received from such taxable subsidiaries will be qualifying income for purposes of the 90% gross income test. In general, the amount of cash received from such wholly owned subsidiaries will equal the amount of cash received from the limited partnerships as reduced by income taxes paid by such subsidiaries. See “Risk Factors — Risks Related to Our Business and Structure — We will be subject to income tax if we are unable to qualify as a RIC” and “Material U.S. Federal Income Tax Considerations.”

Our Corporate Information

Our principal executive office is located at 1100 Louisiana Street, Suite 4550, Houston, Texas 77002, and our telephone number is (877) 657-3863. Certain of our corporate officers and certain other significant investment personnel and operations are based in our Los Angeles office at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.

THE OFFERING

Common stock offered by us	12,000,000 shares, excluding 1,800,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Common stock to be outstanding after this offering	shares, excluding 1,800,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Use of proceeds	We intend to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and the strategies described in this prospectus. We anticipate that, depending on market conditions, substantially all of the net proceeds of this offering will be used for the above purposes in approximately nine months. Pending such investments, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt instruments maturing in one year or less from the date of investment. See “Use of Proceeds” at page .

Dividends	We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, will be determined by our board of directors. We anticipate that we will pay a dividend on or about January 15, 2007 for the period from the closing of this offering to November 30, 2006. See “Dividends” at page .

Taxation	We intend to elect to be treated for federal income tax purposes as a regulated investment company, or “RIC.” As a RIC, we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we receive from our portfolio investments and our taxable subsidiaries and distribute to our stockholders as dividends. To qualify as a RIC and maintain our RIC status, we must meet specific source-of-income and asset diversification requirements and distribute in each of our taxable years at least 90% of the sum of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of assets legally available for distribution. We expect to form wholly owned taxable subsidiaries to make or hold certain investments in non-traded limited partnerships. Although, as a RIC, dividends received by us from our taxable subsidiaries and distributed to our stockholders will not be subject to federal income taxes, our taxable subsidiaries will generally be subject to federal and state income taxes on their income. As a result, the net return to us on such investments held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes. See “Dividends” at page , “Risk Factors — Risks Related to Our Business and Structure — We will be subject to income tax if we are unable to qualify as a RIC” at page and “Material U.S. Federal Income Tax Considerations” at page .

Dividend reinvestment plan	We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, our common stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan and elect to receive cash dividends. Common stockholders who receive dividends in the form of stock will be subject to the same federal, state and local tax consequences as common stockholders who elect to receive their dividends in cash. See “Dividend Reinvestment Plan” at page .

Proposed listing	We intend to apply to list shares of our common stock on the New York Stock Exchange, or NYSE, under the symbol “KED.”

Management arrangements	Kayne Anderson Fund Advisors, LLC, or “KAFA,” serves as our investment adviser and provides certain administrative services to us. See “Business — Introduction — About Our Investment Adviser” at page and “Management — Investment Management Agreement” at page .

Anti-takeover provisions	Our Charter and Bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. See “Risk Factors — Risks Related to this Offering and Our Common Stock — Certain provisions of Maryland law and our Charter and Bylaws could hinder, delay or prevent a change in control of our company.”

Leverage	We may seek to enhance our total returns through the use of leverage, which may include the issuance of Leverage Instruments. There is no assurance that we will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of our total return. The net asset value of our common stock may be reduced by the fees and issuance costs of any leverage. We do not intend to use leverage until the proceeds of this offering are substantially invested in accordance with our investment objective. After we have invested substantially all of the proceeds of this offering, depending on market conditions, we currently expect to use leverage in an aggregate amount equal to 30% of our total assets, which includes assets obtained through such leverage. However, in certain circumstances we could increase our leverage to 50% of our total assets, the maximum amount allowable under the 1940 Act. The use of leverage involves significant risks. See “Risk Factors — Risks Related to Our Business and Structure — If we issue Leverage Instruments, you will be exposed to additional risks, including the risk that our use of leverage can magnify the effect of any losses we incur.”

Risk factors	See “Risk Factors” beginning on page and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Available information	After the completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. and on the SEC’s Internet website at http://www.sec.gov. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0030. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Management investment	Certain professionals of Kayne Anderson and all of our officers, and certain of our directors, are expected to purchase in this offering an aggregate amount of approximately $ million of our common stock.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly and estimates what our annual expenses would be, stated as percentages of our net assets attributable to common stock. We caution you that some of the percentages indicated in the table below are estimates and may vary. This prospectus contains references to fees or expenses paid by “you,” “us” or “Kayne Anderson Energy Development Company” and statements that “we” will pay fees or expenses. Except where the context suggests otherwise, these references and statements mean that our stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses (as a percentage of offering price):
Sales Load Paid	6.38%
Offering Expenses Borne by Us(1)	0.28%
Dividend Reinvestment Plan Fees(2)	0.00%
Total Stockholder Transaction Expenses	6.66%
Annual Expenses (as a percentage of net assets attributable to common stock):
Base Management Fees	1.75%
Incentive Fees Payable Under Investment Management Agreement (20% of Adjusted Net Investment Income In Excess of Hurdle Rate and 20% of Adjusted Realized Capital Gains)(3)	0.00%
Leverage Costs(4)	0.00%
Other Expenses(5)	0.66%
Total Annual Expenses	2.41%
Less Base Management Fee Reimbursement(6)	(0.50)%
Net Annual Expenses	1.91%

(1)	Amount reflects estimated offering expenses of $830,000.

(2)	The expenses of administering our dividend reinvestment plan are included in Other Expenses. You will pay brokerage charges if you direct [ ], as agent for our common stockholders (the “Plan Administrator”), to sell your common stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(3)	The incentive fee consists of two parts. The first part of the incentive fee (the “Net Investment Income Fee”), which is payable quarterly in arrears, will equal 20% of the amount, if any, by which our Adjusted Net Investment Income for the quarter exceeds a quarterly hurdle rate equal to 1.875% (7.50% annualized) of our net assets. “Adjusted Net Investment Income” means (a) interest income (including paid-in-kind and accrued interest that we have not received in cash), dividend and distribution income from equity investments (including cash distributions from Limited Partnerships that are treated as return of capital) and any other income, including any other fees, such as commitment, origination, syndication, structuring, diligence, monitoring and consulting fees or other fees that we receive from portfolio companies (other than fees for providing significant managerial assistance to our portfolio companies) accrued during the fiscal quarter, less (b) our operating expenses for the quarter (including the base management fee, any interest expense and dividends paid on issued and outstanding preferred stock, if any, but excluding the incentive fee). Adjusted Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital gains or losses. For a description of the components of our Adjusted Net Investment Income, see “Management — Investment Management Agreement — Management Fee.” The calculations will be appropriately pro rated for any period of less than one quarter. The second part of the incentive fee (the “Capital Gains Fee”) will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment management agreement, as of the termination date), and will equal (1) 20% of (a) our adjusted net realized capital gains (realized capital gains less realized capital losses) on a cumulative basis from the closing date of this offering to the end of such fiscal year, less (b) any adjusted net unrealized capital losses at the end of such fiscal year (such difference, “Adjusted

Realized Capital Gains”), less (2) the aggregate amount of all Capital Gains Fees paid to KAFA in prior fiscal years. We may have capital gains and net investment income that could result in the payment of an incentive fee to KAFA in the first year after completion of this offering. However, the incentive fee payable to KAFA is based on our performance and will not be paid unless we achieve certain levels of investment performance. Because we cannot predict whether we will meet the necessary performance targets, we have assumed an incentive fee of 0% in this table. However, the actual amount of incentive fees payable under the investment management agreement for any annual period will vary depending on performance. For a more detailed discussion of the calculation of this fee, see “Management — Investment Management Agreement — Incentive Fee.”

(4)	We do not plan to use leverage before we have invested substantially all of the net proceeds of this offering in our Targeted Investments. The table presented below in this footnote shows our expenses as a percentage of net assets attributable to our common stock and assumes that we issue the same number of shares of common stock, but unlike the table above, assumes we use leverage in an amount representing 30% of our total assets (including the proceeds from the leverage). If we use Leverage Instruments in the form of notes, the relevant amortized portion of the related offering expenses to be borne by us in connection with the issuance of leverage, estimated to be 0.20% (based on a term of five years and offering costs of 1% of the total amount of leverage), and the ongoing costs associated with such leverage (such as interest expenses), estimated to be 6.0% of such leverage, will be borne by our common stockholders and result in a reduction of the net asset value of our common stock.

The expenses shown in the table presented below under “Total Annual Expenses” are based on estimated amounts for our first full year of operations and assume that we issue $300,000,000 in common stock and Leverage Instruments equal to 30% of total assets are outstanding for the entire first full year of operations, even though leverage, if used at all, will be outstanding for only a portion of our first full year only after we have invested substantially all of the net proceeds of this offering. “Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. Because holders of any Leverage Instruments do not bear management fees and other expenses, the cost to common stockholders increases as leverage increases. Money that we borrow, if any, is used to leverage our net assets and increase our total assets. The SEC requires that “total annual expenses” percentage be calculated as a percentage of net assets, rather than the total assets, which includes assets that have been funded with borrowed money. In accordance with these assumptions, our expenses would be estimated to be as follows:

Percentage of Net Assets Attributable to Common Stock
(Assumes Leverage Instruments Equal to 30% of Total Assets are Used)

Annual Expenses:
Base Management Fees	2.50%
Incentive Fees Payable Under Investment Management Agreement (20% of Adjusted Net Investment Income In Excess of Hurdle Rate and 20% of Adjusted Realized Capital Gains)	0.00%
Leverage Costs	2.65%
Other Expenses	0.67%
Total Annual Expenses	5.82%
Less Base Management Fee Reimbursement	(0.71)%
Net Annual Expenses	5.11%

(5)	Includes estimated organizational expenses of $150,000 (which are non-recurring) and our operating expenses. The costs of this offering are not included in the total annual expenses shown in the annual expenses table.

(6)	During the first year of our investment activities (from , 2006 until , 2007), KAFA has contractually agreed to waive or reimburse us for base management fees in an amount equal on an annual basis to 0.50% of our average total assets. Management fees and waivers are expressed as a percentage of net assets in the table.

Example

The purpose of the first table above and the example below is to help you understand all fees and expenses that you would bear directly or indirectly as a holder of our common stock. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for our first full year of operations and assume that we issue $300,000,000 in common stock and, except as discussed in footnote 4, do not use any leverage during our first full year of operations. Depending on market conditions, we may use leverage for a portion of our first full year of operations after we have invested substantially all of the net proceeds of this offering.

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we do not use any leverage during the periods considered and that our annual operating expenses would remain at the levels set forth in the table above, other than the performance-based incentive fee. Because the example below assumes a 5% annual return, the performance-based incentive fee would not be earned or payable and is not included in the example.

	1 Year(1)	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$84	$130	$179	$310

(1)	Year 1 includes approximately $64 attributable to the sales load paid.

While the example assumes a 5% annual return as required by the SEC, our performance will vary and may result in a return greater or less than 5%. This illustration also assumes that we will not realize any capital gains computed net of all realized capital losses and net unrealized capital losses in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. Actual expenses (including the cost of leverage, if any, and other expenses) may be greater or less than those shown. If we use leverage, an investor would pay the following expenses (including the estimated offering costs of using leverage assuming we use leverage representing 30% of our total assets) based on the assumptions in the example: 1 Year, $117; 3 Years, $222; 5 Years, $325; and 10 Years, $574.

The example assumes the waiver or reimbursement of base management fees of 0.50% on an annual basis of our average total assets in the first year as described above. KAFA has not agreed to reimburse us for any year beyond the first year.

RISK FACTORS

Investing in our common stock involves a number of significant risks, and may not be suitable for someone with a low risk tolerance. We cannot assure you that we will achieve our investment objective. In addition to the other information contained in this prospectus, you should carefully consider the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and prospects could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, our ability to pay dividends could be negatively impacted and you may lose all or part of your investment.

Risks Related to Our Business and Structure

We are a new company with no operating history, and we might not be able to operate and grow our business or implement our investment policies and strategies successfully.

We were incorporated in Maryland in May 2006 and have not yet commenced investment operations. We are subject to all of the business risks and uncertainties associated with any new business, including the risks that we will not achieve our investment objective and that the value of your investment could decline substantially. Our ability to achieve our investment objective will depend on our ability to grow our investment operations, which will depend, in turn, on our investment adviser’s ability to identify, analyze, invest and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis will largely be a function of our investment adviser’s structuring of investments and its ability to provide competent and efficient investment management services to us and access to financing investment opportunities on acceptable terms. Even if we are able to grow our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, it could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

Our success is dependent upon the members of our investment adviser’s senior professionals, and the loss of any of them could severely and detrimentally affect our operations.

We will depend on the diligence, experience, skill and network of business contacts of our investment adviser’s senior professionals. We will also depend on the information and deal flow generated by our investment adviser in the course of its investment and portfolio management activities. Because our investment adviser’s senior professionals will evaluate, negotiate, structure, close and monitor our investments, our future success will depend on the continued service of our investment adviser’s senior professionals. The departure of any senior professionals of our investment adviser, or of a significant number of the investment professionals of our investment adviser, could have a material adverse effect on our ability to achieve our investment objective. We have not entered into employment agreements, nor do we have an employment relationship, with any of these individuals. In addition, we can offer no assurance that our investment adviser will remain our investment adviser or that we will continue to have access to its information and deal flow. The loss of any of our investment adviser’s senior professionals could severely and detrimentally affect our operations.

Our investment adviser’s senior professionals have no experience managing a business development company and we cannot assure you that their past experience will be sufficient to manage our company as a business development company.

The 1940 Act imposes numerous complex constraints on the operations of business development companies. In order to maintain our status as a business development company, the 1940 Act prohibits us from acquiring any assets other than “qualifying assets” unless, after giving effect to the acquisition, at least 70% of our total assets are qualifying assets. We refer to this requirement as the 70% Test. Qualifying assets generally may include securities of non-traded U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing one year or less from the time of investment. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a business development company or could force us to pay unexpected taxes and penalties, which could be material. The lack of experience of our investment adviser’s senior professionals in managing a portfolio of assets under such regulatory constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

We may be unable to obtain additional financing on terms that are acceptable to us, which could inhibit the growth of our business and adversely affect our performance.

We will have a continuing need for capital to finance our investments. In order to qualify for and maintain RIC status, we will be required to distribute to our stockholders at least 90% of the sum of “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest to our stockholders on an annual basis. Accordingly, such earnings will not be available to fund additional investments. We may also need to employ leverage to make qualifying investments to maintain our RIC status. Therefore, we may need to raise additional capital, which we may elect to finance in part through the issuance of Leverage Instruments. We may not be able to obtain such financing on terms that we find acceptable, if at all. The unavailability of funds from capital markets, commercial banks or other sources on favorable terms could inhibit the growth of our business and have a material adverse effect on our performance.

We operate in a highly competitive market for investment opportunities.

We operate in a highly competitive market for investment opportunities with competitors who may have greater resources, a lower cost of capital and the ability to invest in Energy Companies at interest rates and rates of return lower than those that we will offer or at other terms more favorable than we will offer or require. This may cause us to lose investment opportunities or cause us to invest on less favorable terms, and, as a result, the value of the shares you purchase or the amount of any dividends you receive may decline.

A large number of entities will compete with us to make the types of investments that we intend to make. We will compete with other business development companies, public funds, private funds, including private equity and hedge funds, commercial and investment banks, and commercial financing companies. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company and do not seek to meet the requirements of the Code with which we must comply in order to qualify as a RIC. We cannot assure you that the competitive pressures that we face will not have a material adverse effect on our business, financial condition, results of operations and prospects. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

We will not seek to compete solely based on the interest rates and rates of return we will offer to prospective portfolio companies. However, we believe some of our competitors may make investments with interest rates and rates of return that will be comparable to or lower than the rates we offer or require. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structures. If we match our competitors’ pricing, terms and structures, we may experience decreased net investment income and increased risk of principal loss, and the value of the shares you purchase or the amount of any dividends you receive may decline.

Senior professionals of our investment adviser will provide services to other investors, which could reduce the amount of time and effort that they devote to us, which could negatively impact our performance.

Conflicts of interest may arise because senior professionals of our investment adviser carry on substantial investment activities for other clients. Senior professionals of our investment adviser may have financial incentives to favor certain of such clients over us. Any of their proprietary accounts and other customer accounts may compete with us for specific investment opportunities.

Senior professionals of our investment adviser will provide advisory services to other investment vehicles that may have common investment objectives with ours, and may face conflicts of interest in allocating investments.

KACALP serves as the investment adviser to Kayne Anderson MLP Investment Company and Kayne Anderson Energy Total Return Fund, Inc., which are two closed-end management investment companies registered under the 1940 Act, as well as several private investment funds (together with other funds advised by Kayne Anderson, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. KAFA is operated by senior professionals of KACALP. These senior professionals may at some time in the future, manage other investment funds with the same investment objective as ours. Kayne Anderson may buy or sell securities for us which differ from securities which they may cause to be bought or sold for their other accounts and customers, even though their investment objectives and policies may be similar to ours.

Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson for its other accounts. Such situations may be based on, among other things, regulatory restrictions on the combined size of positions that may be taken for us and such other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by investment opportunities in Energy Companies that Kayne Anderson is evaluating for the Affiliated Funds. Additionally, to the extent that Kayne Anderson sources and structures private investments in Energy Companies, certain employees of Kayne Anderson may become aware of actions planned by publicly traded Energy Companies, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in a publicly traded Energy Company about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees of our investment adviser responsible for the purchase and sale of publicly traded Energy Company securities by us.

There may be uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments will consist of securities of non-traded companies. The fair value of these securities may not be readily determinable. We will value these securities quarterly at fair value as determined in good faith by our board of directors based on input from our investment adviser, a third party independent valuation firm and our valuation committee. We may also be required to value any publicly traded securities at fair value as determined in good faith by our board of directors to the extent necessary to reflect significant events affecting the value of those securities. Our board of directors will utilize the services of an independent valuation firm to aid it in determining the fair value of any securities. The types of factors that may be considered in fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by our board of directors may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We will be subject to income tax if we are unable to qualify as a RIC.

To qualify as a RIC under the Code, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest to our stockholders on an annual basis. If we issue Leverage Instruments in the future, we would be subject to certain asset coverage ratio requirements under the 1940 Act as a business development company, and may be subject to financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to income tax.

To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of each taxable year. In particular, in order to meet the asset diversification requirement for a RIC, we must diversify our holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of our total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. We may issue Leverage Instruments if necessary to make qualifying investments to satisfy such diversification requirements. We expect to form one or more taxable subsidiaries to make and hold investments in accordance with our investment objective, and such taxable subsidiaries would in turn hold equity securities issued by certain non-traded limited partnerships. Although we intend that any investment in such taxable subsidiaries and non-traded limited partnerships will be within the 25% limit set forth above, it is possible that the IRS will not respect our determinations that certain taxable subsidiaries and non-traded limited partnerships are not engaged in the same or similar trades or businesses or related trades or businesses. If any such controlled entities are determined to be engaged in related trades or businesses, our ownership in them would be aggregated, possibly causing a failure to satisfy the 25% limit set forth above. In addition, we may invest in non-traded limited partnerships acquiring assets in anticipation of an initial public offering (i.e., Private MLPs). Initial public offerings of such non-traded limited partnerships may cause these entities to become qualified publicly traded partnerships, which could cause our aggregate holdings of qualified publicly traded partnerships to exceed the 25% limit set forth above.

To qualify as a RIC, we must also meet certain income source requirements. In order to meet the income source requirement for a RIC, at least 90% of our gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships. Income derived from a partnership (other than a qualified publicly traded partnership) is treated for purposes of the 90% gross income test as if the income of the partnership was earned directly by the RIC. We may invest in certain equity securities issued by non-traded limited partnerships, and income earned with respect to such partnerships may not be qualifying income for purposes of the 90% gross income test. Although we do not anticipate income from our direct investments in the equity securities of non-traded limited partnerships to exceed the limits set forth above, we cannot be certain that this will be the case. We expect to form one or more wholly owned taxable subsidiaries to make and hold certain investments in accordance with our investment objective, and such taxable subsidiaries would in turn hold equity securities issued by certain non-

traded limited partnerships. We may purchase the debt of non-traded limited partnerships and our taxable subsidiaries, which hold equity securities issued by non-traded limited partnerships. Interest income paid or accrued on such debt should be qualifying income for purposes of the 90% gross income test, provided that the debt is respected as debt for tax purposes. It is possible that such debt could be recharacterized as equity for tax purposes, although we intend to mitigate this possibility by carefully monitoring the debt-equity ratio of the specific investments and the terms and features of the debt instruments.

Failure to comply with the 90% gross income test may result in our having to dispose of certain investments at times we would not consider advantageous in order to prevent the loss of RIC status. Because such investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses.

If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the purchase of a loan or possibly in other circumstances, or contracted payments-in-kind, which represents contractual dividends or interest added to the loan balance and due at the end of the loan term. Such original issue discount or increases in loan balances as a result of contracted payment-in-kind arrangements will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash. Because in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of the sum of our “investment company taxable income” and net tax-exempt interest, if any, to our stockholders in each tax year to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, use additional leverage, raise equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to income tax.

We will pay our investment adviser a base management fee based upon our total assets, which may create an incentive for our investment adviser to cause us to incur more leverage than is prudent in order to maximize its compensation.

We will pay our investment adviser a quarterly base management fee based on the value of our total assets (including assets acquired with leverage). Accordingly, our investment adviser will have an economic incentive to increase our leverage. If our leverage is increased, we will be exposed to increased risk of loss, bear the increased cost of issuing and servicing such senior indebtedness, and will be subject to any additional covenant restrictions imposed on us in an indenture or other instrument or by the applicable lender, which could negatively impact our business and results of operation.

We will pay our investment adviser incentive compensation based on our portfolio’s performance. This arrangement may lead our investment adviser to recommend riskier or more speculative investments in an effort to maximize its incentive compensation.

In addition to its base management fee, our investment adviser earns incentive compensation in two parts. The first part, the Net Investment Income Fee, is payable quarterly and is equal to 20% of the excess, if any, of our Adjusted Net Investment Income for the quarter that exceeds a quarterly hurdle rate equal to 1.875% (7.50% annualized) of our net assets (defined as our total assets less total liabilities, determined in accordance with generally accepted accounting principles). The second part of the incentive fee will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment management agreement, as of the termination date) and will equal (1) 20% of Adjusted Realized Capital Gains, less (2) the aggregate amount of all capital gains fees paid to our investment adviser in prior years.

The way in which the incentive fee payable to our investment adviser is determined may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would adversely affect our stockholders, including investors in this offering, because their interests would be subordinate. In addition, our investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, our investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income-producing securities. Other key criteria related to determining appropriate investments and investment strategies, including the preservation of capital, might be under-weighted if our investment adviser focuses exclusively or disproportionately on maximizing its income. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses.

We may be obligated to pay our investment adviser incentive compensation even if we incur a loss or experience a decrease in net assets.

Pursuant to the investment management agreement, our investment adviser will be entitled to receive incentive compensation for each fiscal quarter in an amount equal to 20% of the excess, if any, of our Adjusted Net Investment Income for the quarter that exceeds a quarterly hurdle rate equal to 1.875% (7.50% annualized) of our average net assets (defined as our total assets less total liabilities, determined in accordance with generally accepted accounting principles). The calculation of the incentive fee will include any deferred income accrued, but not yet received. As a result, we may be paying an incentive fee on income, the receipt of which may be uncertain or deferred. Further, Adjusted Net Investment Income includes distributions from Limited Partners that are treated as return of capital. Since these distributions are not included in the calculation of net investment income on our Statement of Operations, we could report a net investment income which is less than our quarterly hurdle rate, but still generate Adjusted Net Investment Income in excess of our quarterly hurdle rate.

The investment management agreement provides that our Adjusted Net Investment Income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net decrease in net assets for that quarter. Thus, we may be required to pay our investment adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio during that quarter.

Our investment adviser will also be entitled to receive incentive compensation equal to (1) 20% of (a) our adjusted net realized capital gains (realized capital gains less realized capital losses) on a cumulative basis from the closing date of this offering to the end of such fiscal year, less (b) any adjusted net unrealized capital losses at the end of such fiscal year, less (2) the aggregate amount of all Capital Gains Fees we paid to KAFA in prior fiscal years. Thus, we may be required to pay our investment adviser incentive compensation with respect to capital gains for a fiscal quarter even if we generate a net investment loss for that quarter.

Our investment adviser’s liability will be limited under the investment management agreement, and we will agree to indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Our investment adviser has not assumed any responsibility to us other than to provide the services described in the investment management agreement, and it will not be responsible for any action of our board of directors in declining to follow our investment adviser’s advice or recommendations. Pursuant to the investment management agreement, our investment adviser and its members, managers, officers and employees will not be liable to us under the investment management agreement for their acts absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect our investment adviser and its members, managers, officers and employees with respect to all expenses, losses, damages, liabilities, demands, charges and claims arising from acts of our investment adviser not constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. These protections may lead our investment adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

Our business may benefit from raising capital in addition to the proceeds of this offering. We may acquire additional capital through the issuance of Leverage Instruments and additional common stock. If we issue Leverage Instruments we may do so up to the maximum amount permitted by the 1940 Act. We generally will not be able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at prices below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of our company and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any underwriting commission or discount).

We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more common stock or Leverage Instruments convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

If we issue Leverage Instruments, you will be exposed to additional risks, including the risk that our use of leverage can magnify the effect of any losses we incur.

We intend to seek to enhance our total returns through the use of leverage by issuing Leverage Instruments or other senior securities. Although our use of leverage may create an opportunity for increased returns for our common stock, it also results in additional risks and can magnify the effect of any losses. If we do incur leverage, a decrease in the value of our investments would have a greater negative impact on the value of our common stock than if we did not use leverage. If the income and gains from the investments purchased with leverage, net of increased expenses associated with such leverage, do not cover the cost of such leverage, the return to holders of our common stock will be less than if leverage had not been used. There is no assurance that our use of leverage, if any, will be successful. Leverage involves other risks and special considerations for common stockholders including, but not limited to, the following:

•	Our ability to pay dividends on common stock would be restricted if dividends on the preferred stock and/or interest on borrowings have not been paid, or set aside for payment.

•	Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue Leverage Instruments or other senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales and/or repayments may be disadvantageous.

•	It is likely that any debt we incur will be governed by an indenture or other instrument containing covenants that may restrict our operating flexibility or our ability to pay dividends and other distributions on common stock in certain instances.

•	Any Leverage Instruments that we issue or incur may be secured by a lien on our assets, which, in the event of a default under the instrument governing the debt, would subject such collateral to liquidation by the lenders.

•	We and, indirectly, our stockholders will bear the cost of issuing and servicing our Leverage Instruments.

•	Any Leverage Instruments that we issue in the future will have rights, preferences and privileges over our income and against our assets in liquidation that are more favorable than those of our common stock.

•	There will likely be greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage.

•	When we use leverage, the management fee payable to our investment adviser may be higher than if we did not use leverage.

•	We may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Leverage Instruments issued by us.

•	The 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders, including rights that could delay or prevent a transaction or a change in control to the detriment of the holders of our common stock. See “Description of Capital Stock — Preferred Stock” on page .

If certain of our Targeted Investments are deemed not to be qualifying assets, we could be precluded from investing in the manner described in this prospectus, or deemed to be in violation of the 1940 Act, in which case we may not qualify to be treated as a business development company.

In order to maintain our status as a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets, which we refer to as the “70% Test.” If we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets generally cannot be treated as qualifying assets. This result is dictated by the definition of “eligible portfolio company” under the 1940 Act, which in part focuses on whether a company has outstanding marginable securities.

Amendments promulgated in 1998 by the Board of Governors of the Federal Reserve System expanded the definition of a marginable security under the Federal Reserve’s margin rules to include any non-equity security. Thus, any debt securities issued by any entity are marginable securities under the Federal Reserve’s current margin rules. As a result, the staff of the SEC has raised the question as to whether a private company that has outstanding debt securities would qualify under the relevant portion of the “eligible portfolio company” criteria.

The SEC issued proposed rules which would define an eligible portfolio company as any company that does not have securities listed on a national securities exchange or association. In addition, legislation that has been passed by the U.S. House of Representatives and is currently pending in the U.S. Senate would expand the definition of eligible portfolio companies to include publicly traded companies with a market capitalization of less than $250 million. If adopted or enacted, the effect of these rules or laws would be to significantly reduce or eliminate confusion surrounding the qualification of a private company with outstanding debt securities as an eligible portfolio company and to enable us to treat investments in publicly traded companies having requisite market capitalizations as qualifying assets for purposes of satisfying the 70% Test. The latter development could also cause us to modify our investment strategy to avail ourselves of different investment opportunities. We cannot assure you that rules or legislation such as these will be adopted or enacted, or if adopted or enacted that they would not be materially different than what has been proposed. Nevertheless, if this or other legislation is enacted, these rules are adopted, or existing rules are materially amended, we may change our investment strategy.

Unless and until the proposed rules described above are adopted by the SEC or there is legislation by Congress, if there were a court ruling or regulatory decision that provided that a private company that has outstanding debt securities (none of which is listed on a national securities exchange or association) was not an eligible portfolio company, we could be precluded from investing in the manner described in this prospectus or deemed to be in violation of the 1940 Act.

Changes in laws or regulations governing our operations and those of our portfolio companies or our investment adviser may adversely affect our business or cause us to alter our business strategy.

We, our portfolio companies and our investment adviser will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us, our investment adviser and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our investment adviser to other types of investments in which our investment adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including changes in the fair values of our portfolio investments, the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of distributions (if any) on the equity interests we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Inflation may cause the real value of our investments to decline.

Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and dividends can decline.

We will be exposed to risks associated with changes in interest rates because increases in market interest rates may both reduce the value of a portion of our portfolio investments and increase our cost of capital.

A portion of our debt investments will bear interest at fixed rates and the value of these investments generally will be negatively affected by increases in market interest rates. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, a significant increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which would reduce our net investment income. In that regard, rising interest rates could also cause the yield of our common stock to be less attractive to investors.

Our board of directors may change most of our operating policies and strategies without prior notice or stockholder approval, the effects of which may adversely affect your investment in our common stock.

Our board of directors has the authority to modify or waive most of our current operating policies and our strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. However, the effects might be adverse, which could adversely affect your interest in our common stock. In the event that our board of directors determines that we cannot economically pursue our investment objective under the 1940 Act, they may at some future date decide to withdraw our election to be treated as a business development company and convert us to an operating company not subject to regulation under the 1940 Act, or cause us to liquidate. The withdrawal of our election to be treated as a business development company or our liquidation may not be effected without approval of a requisite percentage of our board of directors and the holders of our shares of common stock. See “Description of Capital Stock — Certain

Provisions of the Maryland General Corporation Law and our Charter and Bylaws — Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws.”

Risks Related to Our Investments

The energy industry is subject to many risks.

We intend to concentrate our investments in the energy industry. The revenues, income (or losses) and valuations of Energy Companies can fluctuate suddenly and dramatically due to any one or more of the following factors:

•	Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely impact the financial performance or prospects of Energy Companies. Energy Companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

•	Commodity Pricing Risk. The return on our investments in Energy Companies will be dependent on the margins received by those companies or other Energy Companies for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal. These margins may fluctuate widely in response to a variety of factors including global and domestic economic conditions, weather conditions, natural disasters, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political instability, terrorist activities, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

•	Regulatory Risk. Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. For example, many state and federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability an Energy Company may face. More extensive laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Companies.

•	Operational Risk. Energy Companies are subject to various operational risks, such as disruption of operations, inability to timely and effectively integrate newly acquired assets, unanticipated operation and maintenance expenses, lack of proper asset integrity, underestimated cost projections, inability to renew or increased costs of rights of way, failure to obtain the necessary permits to operate and failure of third-party contractors to perform their contractual obligations. Thus, some Energy Companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies.

•	Competition Risk. The Energy Companies in which we may invest will face substantial competition in acquiring assets, expanding or constructing assets and facilities, obtaining and retaining customers and contracts, securing trained personnel and operating their assets. Many of their competitors, including major oil companies, independent exploration and production companies, MLPs and other diversified energy companies will have superior financial and other resources.

•	Acquisition Risk. The ability of Energy Companies to grow and, where applicable, to increase dividends or distributions to their equity holders can be highly dependent on their ability to make acquisitions of energy businesses that result in an increase in free cash flow. In the event that such companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates or negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to make or raise dividends or distributions will be limited and their ability to repay their debt and make payments to preferred equity holders may be weakened. Furthermore, even if these companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in free cash flow.

•	Interest Rate Risk. The values of equity and debt securities of Energy Companies we expect to hold in our portfolio are susceptible to decline when interest rates rise. Accordingly, the market price of our common stock may decline when interest rates rise. Rising interest rates could adversely impact the financial performance of these companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

•	Catastrophe Risk. The operations of Energy Companies are subject to many hazards inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Energy Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the Energy Company’s operations and financial condition.

•	Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. Many Energy Companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items or their derivatives on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or, through acquisitions. The financial performance of Energy Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the depleted reserves. If an Energy Company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as the reserves are produced. If an Energy Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

•	Terrorism/Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding military strikes or actions or a sustained military campaign may affect an Energy Company’s operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

•	Affiliated Party Risk. Certain Energy Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by an Energy Company’s parents or sponsors to satisfy its payments or obligations would impact the Energy Company’s revenues and cash flows and ability to make distributions.

•	Financing Risk. Some of the portfolio companies in which we will invest may rely on capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risk factors associated with Energy Companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their obligations to us.

We have not identified any specific investments meeting our investment objective in which to invest the net proceeds of this offering.

As of the date of this prospectus, we have not identified any specific investments meeting our investment objective in which to invest the net proceeds of this offering. As a result, you will not be able to evaluate the manner in which we invest or the economic merits of any investments we make with the net proceeds of this offering prior to your purchase of shares in this offering.

Investing in non-traded companies may be riskier than investing in publicly traded companies due to the lack of available public information.

We will invest in primarily non-traded companies, which may be subject to higher risk than investments in publicly traded companies. Little public information exists about many of these companies, and we will be required to rely on the ability of our investment adviser to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. If we are unable to obtain all material information about these companies, we may not make a fully informed investment decision, and we may lose some or all of our investments in these companies. These factors could subject us to greater risk than investments in publicly traded companies and negatively affect our investment returns, which could negatively impact the dividends paid to you and the value of your investment.

The lack of liquidity in our investments might prevent us from disposing of them at opportune times and prices.

We will primarily make investments in non-traded companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments at advantageous times and prices or in a timely manner. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We may also encounter other restrictions on our ability to liquidate an investment in a publicly traded portfolio company to the extent that we have, or one of our affiliates has, material non-public information regarding such portfolio company. In providing services to us, our investment adviser is not permitted to use material non-public information of which Kayne Anderson is in possession. If we are unable to sell our assets at opportune times, we might suffer a loss and/or reduce the dividends to our stockholders.

Our investments in thinly traded securities may be difficult to trade and value.

Although certain of the equity securities of the Energy Companies in which we invest will trade on major stock exchanges, certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. In this event, if we are one of the largest investors in certain of these companies, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

Our prospective investments in small and developing portfolio companies may be risky.

Our investments in small and developing companies involves a number of significant risks, including the following:

•	these companies may have limited financial resources and may be unable to meet their obligations under the securities that we hold, which may be accompanied by a deterioration in the value of their assets;

•	there is generally less public information readily available about these companies, including investment research, industry reports and news analysis, and our investigation of such investment opportunities may require significantly higher cost, longer time frame, and more extensive management commitment compared to investments in companies with a greater degree of visibility in the public markets;

•	these companies typically have shorter operating histories and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	these companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	these companies may have less predictable operating results, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, including small and developing companies, certain of our officers and directors and senior professionals of our investment adviser may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors, our investment adviser and its senior professionals may be named as defendants in such litigation, which could result in an expenditure of funds and the diversion of management time and resources.

Our equity investments may decline in value.

The equity interests in which we invest may not appreciate or may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. As a result, the equity interests in which we invest may decline in value, which may negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

The debt securities in which we invest are subject to credit risk and prepayment risk.

In addition to the other risks described elsewhere in this prospectus, debt securities of Energy Companies are subject to credit risk and prepayment risk.

Credit Risk.  An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Additionally, a portfolio company may issue to us a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which we invest. It is possible that by effectively increasing the principal balance payable to us or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Prepayment Risk.  Certain debt instruments, particularly any rated below investment grade or unrated securities in which we invest, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities or debt securities of issuers of lower credit quality.

High oil and gas prices may increase alternative sources of capital available to Energy Companies and reduce demand for our Targeted Investments.

As a result of the current high prices for oil and natural gas relative to historical levels, Energy Companies are generally experiencing strong financial results and increased cash flows. Therefore, they currently may have less financial need to raise capital than in a lower commodity price environment. As a result, high commodity prices may have the effect of delaying the deployment of the net proceeds of this offering, reducing the number of companies seeking investments similar to our Targeted Investments or causing us to achieve lower total returns on our Targeted Investments.

Our portfolio companies may incur debt or issue securities that rank in right of payment equally with, or senior to, our investments in such companies. As a result, the holders of such debt or other obligations may be entitled to payments of principal and interest or other payments prior to any payments to us, preventing us from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

We intend to invest a portion of our assets in subordinated debt, preferred stock and common equity issued by our portfolio companies. The portfolio companies usually will have, or may be permitted to incur, debt that ranks in right of payment equally with, or senior to, our investment. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of our investment. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, the portfolio company may not have any remaining assets available for repaying its obligation to us. In the case of debt ranking equally with securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. As a result, we may be prevented from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make to portfolio companies, including the second-lien or ‘term B’ loans, will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

The Greenfield Ventures in which we invest may involve energy projects with limited or no operating history on a non-recourse basis in arrangements where the venture’s obligations will be secured solely by the underlying assets of the project. Numerous factors may adversely affect the project’s ability to generate sufficient revenues to enable it to meet its obligations.

The Greenfield Ventures in which we invest may have little operating history, and we may therefore have no assurance that a project will operate successfully. In addition, these projects may not have any assets other than assets associated with the project, and that venture’s obligations may not be guaranteed by any other company. A venture’s only source of revenue may be payments received under gathering, processing or transportation contracts, and if a venture is unable to make payments when due, its only recourse may be to the cash flows generated by that project and to the project itself. The Greenfield Ventures may not generate sufficient cash flows at the time of investment (often during the construction period) to fund cash distributions on equity or interest payments on debt. We may structure such investments as pay-in-kind securities for the period until project construction period is completed, at which time those interest payments or dividends would instead be made in cash.

Many factors can materially adversely impact a project’s ability to operate at full capacity, including breakdown or failure of equipment or related processes; non-performance by third parties, such as suppliers of inputs and operators and managers of projects; performance of the facility below expected levels of output or efficiency; failure of the facility to operate at design specifications; labor disputes; changes in applicable law; unavailability of electric transmission service; failure to obtain, maintain or renew necessary permits or to meet the conditions of such permits; government exercise of eminent domain power or similar events; and catastrophic events including fires, explosions, earthquakes and droughts.

The occurrence of these events could significantly reduce or eliminate a project’s revenues or significantly increase the expenses of the project, thereby jeopardizing the project’s ability to make payments of principal and interest on loans made or cash distributions on equity securities of the Greenfield Venture.

Economic downturns could harm our portfolio companies’ operations and ability to satisfy their obligations to their respective lenders and other investors, including us.

Our portfolio companies may be susceptible to economic downturns and may be unable to repay loans or fulfill their other financial obligations during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of our equity investments and the value of collateral securing some of our loans. Economic downturns could lead to financial losses in our portfolio and decreases in revenues, net income and assets.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or others could lead to defaults and, potentially, acceleration of its loans and foreclosure on the assets securing such loans, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the investments that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. This could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

The marine transportation companies in which we invest are and will continue to be substantially affected by the highly cyclical nature of the tanker industry, which cyclicality is beyond our control.

Marine transportation (or “tanker” companies) are exposed to many of the same risks as other Energy Companies, as summarized above. In addition, the highly cyclical nature of the tanker industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies in our portfolio. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies.

The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of any tanker company securities in our portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity.

Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss, bad weather and natural disasters. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings, which could affect the value of our investment and impact our ability to pay dividends and cause you to lose all or part of your investment.

When we are a debt or non-controlling equity investor in a portfolio company, we generally will not be in a position to control the entity, and management of the portfolio company may make decisions that could decrease the value of our portfolio holdings.

We anticipate primarily making debt and non-controlling equity investments, and will therefore be subject to the risks that a portfolio company may make business decisions with which we disagree and that the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Terrorist attacks, acts of war or natural disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic and global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are often uninsurable.

Numerous factors may reduce the distributions paid by an Energy Company to us, which in turn may reduce the dividends we pay to our common stockholders.

We expect that a substantial portion of the cash flow received by us will be derived from our investment in equity securities of Energy Companies. The amount of cash that an Energy Company has available for dividends or distributions and the tax character of such dividends or distributions are dependent upon the amount of cash generated by the Energy Company’s operations. Cash available for dividends or distributions will vary from month to month and is largely dependent on factors affecting the Energy Company’s operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an Energy Company has available for dividends or distributions include increased operating costs, maintenance capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

Our portfolio investments may be concentrated in a limited number of portfolio companies in the energy industry, which will subject us to a risk of significant loss if any of these companies were to suffer a significant loss.

While we intend for the investments in our portfolio to be allocated among a substantial number of companies, we may invest up to 25% of our assets in any one portfolio company and our investments may initially be concentrated in a limited number of companies. As a consequence of this concentration, the aggregate returns we initially realize may be adversely affected if a small number of our investments perform poorly or if we need to write down the value of any one such investment. Beyond the applicable federal income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies. We estimate that, once we have invested substantially all of the net proceeds of this offering, we will have invested in approximately 20 to 35 portfolio companies, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Financial difficulty on the part of any single portfolio company will expose us to a greater risk of loss than would be the case if we were a “diversified” company holding numerous investments. To the extent that we take large positions in the securities of a small number of portfolio companies, our net asset value and the market price of our common stock may fluctuate as a result of changes in the financial condition or in the market’s assessment of such portfolio companies to a greater extent than that of a diversified investment company. These factors could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

In addition, our investments will be concentrated in the energy industry. Consequently, we will be exposed to the risks of adverse developments affecting the energy industry to a greater extent than if our investments were dispersed over a variety of industries. See “— The energy industry is subject to many risks.”

We may not have sufficient funds to make follow-on investments. Our decision not to make a follow-on investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment in a successful situation by among other things, making a follow-on investment or exercising a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decision not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us to increase our participation in a successful operation and may dilute our equity interest or reduce the expected yield on our investment.

Our investments in Limited Partnerships are subject to special risks arising from conflicts of interest and tax characterization.

An investment in Limited Partnership units involves some risks which differ from an investment in the common shares of a corporation. Holders of Limited Partnership units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units (see “— Risks Relating to this Offering and our Common Stock — An investment in our common stock will involve certain tax risks that could negatively impact our common stockholders — MLP Tax Risks”) and conflicts of interest exist between common unit holders and the general partner. For example, conflicts of interest may arise from incentive distribution payments paid to the general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the Limited Partnership.

The publicly traded MLP securities in which we invest are subject to price fluctuations.

The publicly traded MLP securities in which we invest may be subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which we have exposure. MLP securities prices fluctuate for several reasons, including changes in the financial condition of a particular MLP, investors’ perceptions of MLPs, the general condition of the relevant stock market, or when political, catastrophic or economic events affecting the MLPs occur. In addition, the prices of publicly traded MLP securities may be sensitive to rising interest rates given their yield-based nature.

We may invest a portion of our assets in foreign securities. Investing in foreign securities typically involves more risks than investing in U.S. securities.

Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. For example, if the value of the U.S. dollar increases compared to a foreign currency, an investment in that foreign currency will decrease in value because it will be worth fewer U.S. dollars.

The political, economic, and social structure of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for us to vote proxies, exercise stockholder rights, and pursue legal remedies with respect to foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of our investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to our investments in foreign securities.

Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of our assets) also may involve delays in payment, delivery or recovery of money or investments.

Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. public companies.

Certain foreign securities may be less liquid and more volatile than many U.S. securities. This means we may at times be unable to sell foreign securities at favorable prices or at all.

Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located, and we may not be able to pass through to our stockholders foreign tax credits or deductions with respect to these taxes.

Our use of derivatives instruments may result in losses greater than if they had not been used and the counterparty in a derivative transaction may default on its obligations.

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, enter into various interest rate transactions such as swaps, floors or collars or credit transactions and enter into total return swaps. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments, any of which could materially adversely impact the performance of our common stock. Furthermore, the ability to successfully use these techniques depends on the ability of our investment adviser to correctly predict pertinent market movements, which cannot be assured. Thus, their use may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, our use of swaps could enhance or harm the overall performance of our common stock. For example, we may use interest rate swaps in connection with any use by us of Leverage Instruments. To the extent there is a decline in interest rates, the value of the interest rate swap could decline, and could result in a decline in the net asset value of our common stock. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce the net asset value of our common stock.

The transaction expenses for our investments in non-traded companies may be higher than customary brokerage commissions.

Unlike the publicly traded securities that we may hold, we will generally acquire and dispose of our investments in non-traded companies through privately negotiated transactions. The negotiation and documentation of such transactions will often be complex, and the transaction costs that we incur during the course of investing in a non-traded company will be significantly greater than customary brokerage commissions that we would pay if we were investing in publicly traded securities. We anticipate that our annual portfolio turnover rate will be approximately 10% to 20%, but that rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in our investment adviser’s execution of investment decisions.

Risks Related to this Offering and Our Common Stock

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the timeframe contemplated by this prospectus.

Delays in investing the net proceeds of this offering may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results. In the event that we are unable to invest at least 50% of the net proceeds of this offering within two years after the consummation of this offering, we may seek the vote of our stockholders to change our business purpose or take such other action as may be required by the SEC.

We anticipate that, depending on market conditions, it will take us up to nine months to invest substantially all of the net proceeds of this offering in securities meeting our investment objective. During this period, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any dividends that we pay during this period may be substantially lower than the dividends that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of this offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

We may not be able to pay you dividends and our dividends may not grow over time. We may have difficulty paying our required dividends if we recognize income before or without receiving cash representing such income.

We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash dividends or year-to-year increases in cash dividends. Our ability to pay dividends might be harmed by, among other things, the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company can limit our ability to pay dividends. All dividends will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay dividends to our stockholders in the future.

For federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or payment-in-kind interest, which represents contractual interest added to the principal balance and due at the end of the maturity date of debt securities in which we invest. Such original issue discount or increases in principal balances as a result of payment-in-kind arrangements, both of which could be significant relative to our overall investment activities, are included in our income before we receive any corresponding cash payments. While we focus primarily on investments that will generate a current cash return, our investment portfolio may also include securities that do not pay some or all of their return in periodic current cash distributions.

Since in some cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain RIC tax treatment. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC treatment and thus become subject to income tax. See “Material U.S. Federal Income Tax Considerations — Failure to Qualify as a RIC.”

An investment in our common stock will involve certain tax risks that could negatively impact our common stockholders.

In addition to other risk considerations, an investment in our common stock will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail in this prospectus. Tax matters are very complicated, and the federal, state, local and foreign tax consequences of an investment in and holding of our common stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

We cannot assure you what percentage of the dividends paid on our common stock, if any, will be treated as qualified dividend income or long-term capital gain or what the tax rates on various types of income or gain will be in future years. The favorable rates on qualified dividend income and long-term capital gains are currently scheduled to increase for certain income received or gains realized for taxable years beginning after December 31, 2010.

MLP Tax Risks.  Our ability to meet our investment objective will depend on the level of taxable income and distributions we receive from the securities in which we invest, a factor over which we have no control.

The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at a maximum corporate tax rate of 35%. Therefore, if an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution from such MLP would be reduced. As a result, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return of our investment in such MLP, which would likely cause a reduction in the net asset value of our common stock.

Tax Law Change Risk.  Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect us or the Energy Companies in which we invest. Any such changes could negatively impact our common stockholders. For example, new legislation could negatively impact the amount and tax characterization of dividends received by our common stockholders.

An investment in our shares is not intended for investors seeking short-term profit potential.

Investing in shares of our common stock is intended for investors seeking long-term capital growth and income and is not meant to provide a vehicle for those who invest for short-term profit potential. The portfolio securities we seek will generally be illiquid. Therefore, our ability to receive interest, dividends or cash distributions or otherwise realize any return on illiquid investments in the short-term will be limited, and, as a result, our financial condition and the performance of our common stock during any short-term period may be impaired. An investment in our shares should not be considered a complete investment program. You should take into account your investment objectives as well as your other investments when considering the purchase of our common stock.

Future offerings of Leverage Instruments, which would be senior to our common stock upon liquidation, or equity securities, could dilute our existing stockholders and may be senior to our common stock for the purposes of dividends and distributions.

In the future, we may attempt to increase our capital resources by making additional offerings of Leverage Instruments, subject to the restrictions of the 1940 Act. Upon the liquidation of our company, holders of our Leverage Instruments would receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing stockholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on dividends that could limit our ability to pay dividends to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors which may be beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our stockholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us.

A regular trading market for our common stock might not develop, which would harm the liquidity and value of our common stock.

Prior to this offering, there has been no established trading market for our common stock. We intend to apply to have shares of our common stock listed on the NYSE under the symbol “KED.” However, we cannot assure you that regular trading of our common stock will develop on that exchange or elsewhere or, if developed, that any such market will be sustained. Accordingly, we cannot assure you of the liquidity of any trading market for our common stock, the ability of our stockholders to sell their shares of our common stock or the prices that our stockholders may obtain for their shares of our common stock.

Shares of companies sold in an initial public offering often trade at a discount to the initial public offering price due to underwriting discounts and related offering expenses.

The market price and trading volume of our common stock may be volatile following this offering, and you may be unable to resell your shares at or above the initial public offering price.

Even if active trading markets develop for our common stock after this offering, the market price of our common stock may be highly volatile and subject to wide fluctuations. In addition, the trading volume in our common stock may fluctuate and cause significant price variations to occur. If the market price of our common stock declines significantly, you may be unable to resell your shares at or above the initial public offering price. We cannot assure you that the market price of our common stock will not fluctuate or decline significantly in the future. Some of the factors that could negatively affect our stock price or result in fluctuations in the price or trading volume of our common stock include significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies; changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies; any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts; actual or anticipated variations in our quarterly operating results or dividends; changes in market valuations of similar companies; changes in the energy sector; changes in the value of our portfolio of investments; adverse market reaction to any increased indebtedness we incur in the future; additions or departures of key management personnel; actions by institutional investors who hold our common stock; loss of RIC status; speculation in the press or investment community; general market and economic conditions; loss of a major funding source; and adverse changes to other Kayne Anderson entities or funds.

Shares of closed-end management investment companies, including business development companies, may trade at a discount from net asset value.

Shares of closed-end management investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of a closed-end investment company is a risk separate and distinct from the risk that our net asset value will decrease. The risk of purchasing shares of a closed-end investment company that trades at a discount is more pronounced for investors who sell their shares in a relatively short period of time following completion of the offering because for those investors realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Our shares of common stock are not subject to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their shares of common stock on any exchange where such shares are then trading at current market value, which may differ from the then current net asset value. We cannot predict whether our common stock will trade at, above, or below net asset value.

We may allocate the net proceeds from this offering to investments with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in investments with which you may not agree. Although we have attempted to describe our Targeted Investments and their expected characteristics, our goal is to allocate investments in compliance with the 1940 Act, the RIC qualification requirements of the Code and in accordance with our investment objective. If such rules and regulations change or if the energy finance market dictates that we vary our investment approach from that described in this prospectus, then we will adjust our investment allocations and strategy accordingly.

Shares of our common stock eligible for future sale may harm our share price.

Upon consummation of this offering, we will have           shares of common stock outstanding (or           shares of common stock if the over-allotment option is exercised in full). We cannot predict the effect, if any, of future sales of shares of our common stock, or the availability of shares for future sales, on the market price of our common stock. Sales of substantial amounts of these shares of our common stock, or the perception that these sales could occur, may harm prevailing market prices for our common stock.

Investors in this offering will suffer immediate dilution upon the closing of this offering.

The net cash proceeds that we receive from this offering will be net of the underwriting discount of $1.59 per share as well as other offering expenses of $      per share. As a result, our net asset value per share immediately after completion of this offering is estimated to be $      per share, compared to an offering price of $25.00 per share. Accordingly, investors purchasing shares in this offering will pay a price per share of common stock that exceeds the net asset value per share of common stock after this offering and will indirectly bear the costs of the underwriting discount and other offering expenses.

Certain provisions of Maryland law and our Charter and Bylaws could hinder, delay or prevent a change in control of our company.

Our charter (the “Charter”), Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us or to change the composition of our board of directors. We are subject to the Maryland Business Combination Act (the “Business Combination Act”) to the extent such statute is not preempted by applicable requirements of the 1940 Act. However, our board of directors has adopted a resolution exempting any business combination between us and any other person from the Business Combination Act, subject to prior approval of such business combination by our board of directors, including a majority of our directors who are not interested persons as defined in the 1940 Act. In addition, the Maryland Control Share Acquisition Act (the “Control Share Act”) provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Our Bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of common stock. If the applicable board resolution is repealed or our board of directors does not otherwise approve a business combination, the Business Combination Act and the Control Share Act (if we amend our Bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our board of directors in three classes serving staggered three-year terms, and provisions authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock. See “Description of Capital Stock” at page   .

USE OF LEVERAGE

Until the proceeds of this offering are substantially invested in accordance with our investment objective, we do not intend to use any leverage. After we have invested substantially all of the proceeds of this offering, depending on market conditions, we expect to use leverage, which may include the issuance of shares of preferred stock, commercial paper or notes and other borrowings (each a “Leverage Instrument” and collectively, the “Leverage Instruments”). We anticipate that we will invest the majority of the net proceeds of the offering within nine months, and may thereafter use Leverage Instruments to seek to enhance our total return. There is no assurance that we will utilize Leverage Instruments, or if leverage is utilized, that our total return will be enhanced. In the event we use leverage, subject to market conditions, we currently anticipate that such leverage would equal in the aggregate 30% of our total assets, which includes assets obtained through such leverage. However, in certain circumstances we could increase our leverage to 50% of our total assets, the maximum amount allowable under the 1940 Act. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. We expect to invest the net proceeds derived from any use of Leverage Instruments according to the investment objective and policies described in this prospectus.

The use of Leverage Instruments creates risk for holders of our common stock, including the likelihood of greater volatility of net asset value and market price of the shares, and the risk that fluctuations in dividend rates or interest rates on Leverage Instruments will affect the return to the holders of our common stock or will result in fluctuations in the dividends paid by us on our common stock. In addition, any Leverage Instruments used would have priority upon distribution of assets over our common stock. To the extent that we use Leverage Instruments, we expect to utilize hedging techniques such as swaps on a portion of our leverage to mitigate potential interest rate risk.

To the extent the return on securities purchased with funds received from the use of Leverage Instruments exceeds the cost of those Leverage Instruments, our total return will be greater than if Leverage Instruments had not been used. Conversely, if the return derived from such securities is less than the cost of such Leverage Instruments (including base management fee payable to us), our total return will be less than if Leverage Instruments had not been used, and therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, our investment adviser, in its best judgment, may determine to maintain our leveraged position if it expects that the long-term benefits to our common stockholders of so doing will outweigh the current reduced return. Under normal market conditions, we anticipate that we will be able to invest the proceeds from Leverage Instruments at a higher rate than the costs of those Leverage Instruments, which would enhance returns to our common stockholders. There is no assurance that if Leverage Instruments are utilized, our total return will be enhanced. The net asset value of our common stock may be reduced by the fees and issuance costs of any leverage. The base management fees paid to our investment adviser will be calculated on the basis of our total assets including proceeds from Leverage Instruments. During periods in which we use Leverage Instruments, the management fee payable to our investment adviser will be higher than if we did not use Leverage Instruments. Consequently, we and our investment adviser may have differing interests in determining whether to use Leverage Instruments. The board of directors will monitor our use of Leverage Instruments and this potential conflict.

Under the 1940 Act, we are not permitted to utilize Leverage Instruments such as notes, preferred stock or other evidence of indebtedness unless immediately after the use of such Leverage Instrument the value of our total assets is at least 200% of the liquidation value of such Leverage Instrument (i.e., the liquidation value may not exceed 50% of our total assets). In addition, we are not permitted to declare any cash dividend or other distribution on our common stock unless, at the time of such declaration, the value of our total assets is at least 200% of such liquidation value.

We may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of our securities. See “Business — Portfolio Composition — Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period” on page   .

Effects of Leverage

Assuming that the Leverage Instruments will represent 30% of our total assets and we pay dividends or interest on such Leverage Instruments at an annual average interest/dividend rate of 6%, the income generated by our total portfolio (before management fees and other expenses) must exceed 3.98% and the income generated by the assets acquired through leverage (before management fees and other expenses) must exceed 7.78% in order to cover such payments. These numbers are merely estimates used for illustration; actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total returns, assuming net portfolio total returns (comprised of investment income, realized gains and unrealized gains, net of management fees and operating expenses) of minus 10% to plus 10%. The table reflects the issuance of Leverage Instruments representing 30% of our total assets, at an assumed annual average interest/dividend rate of 6%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by us. See “Risk Factors” on page .

Assumed Net Portfolio Total Return (Net of Management Fee and Operating Expenses) Before Leverage	(10)%	(5)%	0%	5%	10%
Assumed Net Portfolio Total Return (Net of Management Fees, Operating Expenses and Leverage Costs) After Leverage	(17.6)%	(10.5)%	(3.3)%	3.8%	11.0%

FORWARD-LOOKING STATEMENTS

Certain statements in this prospectus under the captions “Summary,” “Risk Factors,” “Business,” and elsewhere, constitute forward-looking statements because they relate to future events or our future performance or financial condition. When used in this prospectus, the words “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions are generally intended to identify forward-looking statements, such as statements relating to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies and their ability to achieve their objectives;

•	our ability to make investments consistent with our investment objective;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the energy industry and other industries in which we invest;

•	our expected debt and equity financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, among others:

•	changes in our industry, interest rates or general economic and business conditions;

•	industry and market trends;

•	availability of investment assets;

•	the degree and nature of competition;

•	changes in our business strategy or development plans;

•	availability, terms and deployment of capital;

•	availability of qualified personnel;

•	changes in, or the failure or inability to comply with, government laws and regulations;

•	risks associated with the possible disruption in our operations or the economy generally due to terrorism or natural disasters;

•	performance of our investment adviser; and

•	all other factors referenced in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

DISCUSSION OF MANAGEMENT’S EXPECTED OPERATING PLANS

Overview

We were incorporated under the Maryland General Corporation Law on May 24, 2006. We have filed an election to be treated as a business development company under the 1940 Act. As such, we will be required to comply with certain regulatory requirements, such as the requirement to invest at least 70% of our total assets in “qualifying assets,” which generally include securities of non-traded U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. We will also be required to make available significant managerial assistance to certain of these issuers.

We also intend to elect to be treated for federal income tax purposes as a RIC. To qualify as a RIC and maintain our RIC status, we must meet specific source-of-income and asset diversification requirements and distribute annually at least 90% of the sum of our investment company taxable income and net tax-exempt interest out of assets legally available for distribution. See “Material U.S. Federal Income Tax Considerations — Qualification as a RIC.”

Investment Income

We intend to generate investment income in the form of regular cash dividends and distributions on the equity securities, and interest on the debt securities and short term investments that we hold. In some cases, distributions received from the companies in our portfolio may exceed the earnings and profits associated with owning such investments, in which case the excess may be treated as a return of capital to the extent of our basis in the investment, then as a capital gain. We currently intend to purchase or structure our investments with cash interest, dividends or distributions that are payable quarterly, but in some cases, we may structure our investments so that such payments are not made in cash, but are payable in additional securities. In particular, some of our Mezzanine Investments and Greenfield Venture investments, by their terms, may defer payments of cash interest, dividends or distributions for the first few years after our investment. Any such payments may be deferred for several years from the date of the initial investment or in some cases will not generally become due until the maturity date.

Expenses

Our primary operating expenses will include the payment of management and incentive fees. Our management and incentive fees will compensate KAFA for its investment management services. See “Management — Investment Management Agreement.” In addition, we will bear all other costs and expenses of our operations and transactions, including those relating to the following: our organization; this offering; calculating our net asset value on a regular basis (including the cost and expenses of any independent valuation firm); the acquisition and disposition of our investments, including all out-of-pocket costs and fees incident to the identification, selection, and investigation of prospective portfolio companies, including associated due diligence expenses such as travel expenses; brokerage and commission expense and other transaction costs incident to the acquisition and disposition of investments; expenses incurred by KAFA or us payable to third parties and on-going evaluation services (including agents or consultants, related to, or associated with, providing administrative oversight of our financial and legal affairs and our investments, performing due diligence on our prospective portfolio companies, and evaluating and making investments); subsequent offerings of our common stock or other securities; leverage expenses; legal, accounting and auditing fees (including litigation fees); trade organization expenses; transfer agent and custodial and dividend disbursement fees; and expense incurred in connection with providing significant managerial assistance to our portfolio companies; registration fees; listing fees; all taxes (including income taxes, transfer taxes and filing fees); compensation of our Independent Directors; preparing, printing, filing and distributing reports or other documents to our stockholders and the SEC; board and stockholders meetings, including proxy solicitations for meetings and attendance expenses for directors; out-of-pocket expenses of personnel including those who are affiliates of KAFA reasonably incurred in connection with arranging, structuring and monitoring portfolio transactions for us; expenses of repurchasing our securities; a fidelity bond required by the 1940 Act; directors and officers errors and omissions liability insurance and any other insurance premiums; and all other expenses incurred by us, KAFA (other than KAFA’s normal overhead expenses) or our administrator in connection with administering our business.

Financial Condition, Liquidity and Capital Resources

Immediately after this offering, we expect to have cash resources of approximately $      million and no indebtedness. This amount does not take into account the possible exercise by the underwriters of the over-allotment option. See “Use of Proceeds.” We will generate cash primarily from the net proceeds of this offering and cash flows from operations, including cash dividends and distributions received from portfolio companies, interest on debt securities issued by our portfolio companies and interest earned from the temporary debt securities and investment of our assets in U.S. government securities and other high-quality debt instruments maturing in one year or less from the time of investment. Our primary use of funds will be investments in portfolio companies and cash dividends to holders of our common stock.

In the future, we may also fund a portion of our investments through the use of Leverage Instruments. We do not intend to use Leverage Instruments until the proceeds of this offering are substantially invested in accordance with our investment objective. We anticipate that we will invest the majority of the net proceeds of the offering within nine months, and may thereafter use Leverage Instruments. There is no assurance that we will utilize Leverage Instruments. In the event we use leverage, subject to market conditions, we currently anticipate that such leverage would equal in the aggregate 30% of our total assets, which includes assets obtained through such leverage; however, in certain circumstances we could increase our leverage to the 50% of our total assets, the maximum amount allowable under the 1940 Act. See “Use of Leverage.”

Contractual Arrangements

We have entered into the investment management agreement with KAFA under which we have material future rights and/or commitments. Pursuant to the investment management agreement, KAFA has agreed to serve as our investment adviser and provide on our behalf significant managerial assistance to our portfolio companies to which we are required to provide such assistance. Payments under the investment management agreement in future periods will include (1) a base management fee, (2) an incentive fee, and (3) reimbursement of certain expenses. See “Management — Investment Management Agreement.”

Although our president and chief executive officer, our chief financial officer, our chief compliance officer and other officers will have certain primary duties and responsibilities to us, they may also perform duties for our investment adviser, the investment adviser to other funds affiliated with us and other Kayne Anderson entities.

USE OF PROCEEDS

The net proceeds of this offering of common stock will be approximately $      (or approximately $      if the underwriters exercise their over-allotment option in full) after deducting the underwriting discounts and commissions and estimated offering costs of $     .

We intend to invest the proceeds of the offering in accordance with our investment objective and policies. See “Business — Investment Objective” and “Business — Investment Policies.” We anticipate that we will be able to invest substantially all of the net proceeds of this offering in accordance with our investment objective and policies within approximately nine months after completion of this offering, depending on the availability of appropriate investment opportunities and market conditions. Pending such investment, we anticipate investing the proceeds in cash, cash equivalents, U.S. government securities or high-quality debt instruments maturing in one year or less from the time of investment.

DIVIDENDS

We intend to pay quarterly dividends to our stockholders out of legally available funds. Our quarterly dividends, if any, will be determined by our board of directors. We anticipate that we will pay a dividend on or about January 15, 2007 (for the period from the closing of this offering to November 30, 2006).

As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. To qualify as a RIC and maintain our RIC status, we must distribute at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of the assets legally available for distribution. A portion of the cash distributions we receive from our investments will be treated as a return of capital and therefore generally would not be treated as “investment company taxable income.” While we anticipate that we would distribute some or all of such return of capital, we are not required to do so in order to maintain our RIC status. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of our capital losses for the one-year period ending on November 30, the last day of our taxable year (which we intend to elect to use for this purpose), and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. We currently intend to make sufficient distributions to satisfy the annual distribution requirement and to avoid the excise taxes.

Although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such dividends, we may in the future decide to retain such capital gains for investment and designate such retained amount as a deemed distribution. The consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.”

If we issue Leverage Instruments, we will be prohibited from paying dividends if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if dividends are limited by the terms of any of our Leverage Instruments.

In connection with this offering, we have established an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will generally be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan and elect to receive cash dividends. See “Dividend Reinvestment Plan.” For tax consequences associated with the dividend reinvestment plan, see “Material U.S. Federal Income Tax Considerations.”

CAPITALIZATION

The following table sets forth:

•	our actual capitalization at [ ], 2006; and

•	our capitalization as adjusted to reflect the receipt of the net proceeds of the sale of 12,000,000 shares of our common stock offered by us in this offering at an offering price of $25.00 per share, after deducting underwriting discounts and commissions and estimated organization and offering expenses of approximately $980,000 payable by us.

You should read this table together with “Use of Proceeds” and our balance sheet included elsewhere in this prospectus.

As of [ ], 2006
	Actual	As Adjusted(1)
($ in 000s, except per share data)
	(Audited)	(Unaudited)

Assets
Cash	$	$
Total Assets

Liabilities
Payable to Affiliate
Total Liabilities
Net Assets
Common stock, par value $0.001 per share, 200,000,000 shares authorized ( shares issued and outstanding as of , 2006; shares issued and outstanding as adjusted)	$	$
Paid-in Capital
Net Assets	$	$

(1)	Does not include the exercise of the underwriters’ over-allotment option of 1,800,000 shares.

BUSINESS

Introduction

About Our Company

We are a newly organized investment company incorporated under the laws of the State of Maryland to invest primarily in Energy Companies that are not traded publicly (“non-traded”). Our operations will be externally managed and advised by our investment adviser, KAFA, pursuant to an investment management agreement. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We will seek to achieve this objective by investing at least 80% of our total assets in securities of “Energy Companies,” which include Midstream, Upstream and Other Energy Companies. “Midstream Energy Companies” refer to businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; “Upstream Energy Companies” refer to businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and “Other Energy Companies” refer to businesses engaged in owning, leasing, managing, producing, processing and sale of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas (“LNG”), as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane to retail customers and industrial end-users.

We expect that a key focus area for our investments in the energy industry will be equity and debt investments in Midstream Energy Companies structured as limited partnerships. We also expect to evaluate equity and debt investments in Other Energy Companies, and debt investments in Upstream Energy Companies. We refer to these investments as our “Targeted Investments.” Under current market conditions, we expect that our Targeted Investments will generally range in size from $10 million to $75 million, although a few investments may be in excess of this range. As of the date of this prospectus, we have not entered into any letter of intent or agreement in principle with respect to any specific Targeted Investments in which we contemplate investing the net proceeds of this offering.

We may seek to enhance our total returns through the use of leverage, which may include the issuance of shares of preferred stock, commercial paper or notes and other borrowings (each a “Leverage Instrument” and collectively, the “Leverage Instruments”). There is no assurance that we will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of our total return. The net asset value of our common stock may be reduced by the fees and issuance costs of any leverage. We do not intend to use leverage until the proceeds of this offering are substantially invested in accordance with our investment objective. After we have invested substantially all of the proceeds of this offering, depending on market conditions, we currently expect to use leverage in an aggregate amount equal to 30% of our total assets, which includes assets obtained through such leverage. However, in certain circumstances we could increase our leverage to 50% of our total assets, the maximum amount allowable under the Investment Company Act of 1940, or the 1940 Act.

We have filed an election to be treated as a business development company under the 1940 Act. We will be classified as a closed-end, non-diversified management investment company under the 1940 Act.

About Our Investment Adviser

We will be managed by KAFA, an affiliate of KACALP, a leading investor in both public and private Energy Companies. KAFA is a newly formed entity registered under the Investment Advisers Act of 1940, or the “Advisers Act.” KAFA is operated by senior professionals of KACALP. Since 1984, KACALP has managed alternative assets with a focus on achieving absolute returns (as opposed to relative performance against a benchmark index) on a risk-adjusted basis through a disciplined investment process (where estimated total returns and yields are quantified in light of associated risks). KACALP’s investment strategies seek to identify and exploit investment niches that it believes are less understood and generally not followed by the broader investor community. As of April 30, 2006, KACALP managed approximately $5.2 billion, including $4.1 billion in securities of Energy Companies. KACALP serves as the investment adviser to Kayne Anderson

MLP Investment Company (NYSE: KYN) and Kayne Anderson Energy Total Return Fund, Inc. (NYSE: KYE), which are two closed-end investment management investment companies registered under the 1940 Act. Kayne Anderson MLP Investment Company is a publicly traded non-diversified fund that invests primarily in MLPs and other energy companies. Kayne Anderson Energy Total Return Fund, Inc. is a publicly traded non-diversified fund that invests primarily in securities of companies engaged in the energy industry, including MLPs, MLP affiliates, royalty trusts and other energy companies. These funds had total assets under management of $2.6 billion as of April 30, 2006. Since November 2004, KYN and KYE have, in aggregate, invested over $1 billion in 19 transactions that involved the purchase of securities that were unregistered or otherwise restricted, which we refer to as “Private Transactions.” These Private Transactions include the kinds of Targeted Investments we intend to make.

KAFA’s management of our portfolio is led by two of its Senior Managing Directors, Kevin S. McCarthy and J.C. Frey. Mr. McCarthy, our Chief Executive Officer, focuses on our private investments. Mr. Frey focuses on our investments in publicly traded securities of MLPs and other Energy Companies.

Mr. McCarthy joined Kayne Anderson in June 2004 from UBS Securities LLC where he was global head of energy. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000.

Messrs. McCarthy and Frey draw on the research and analytical support of David LaBonte, a Senior Managing Director of KACALP, as well as the experience and expertise of other professionals, including Richard Kayne, KACALP’s Chief Executive Officer, and Robert V. Sinnott, KACALP’s President and Chief Investment Officer. Mr. LaBonte joined Kayne Anderson from Citigroup’s Smith Barney subsidiary, where he was a Managing Director in the U.S. Equity Research Division responsible for providing research coverage of MLPs and other Energy Companies. Messrs. Kayne and Sinnott have approximately 70 years of combined investment experience and Mr. Sinnott has been principally responsible for executing Kayne Anderson’s energy industry investments in general. Other professionals contributing to the management of our portfolio include Richard J. Farber, James C. Baker and Michael Schimmel. See “Management — Non-Director Officers” and “Management — Kayne Anderson.”

Structures of our Targeted Investments

We expect that our Targeted Investments will be made in the entities or securities described below. Certain of these investments will be made directly or indirectly through our wholly owned subsidiaries.

•	Private MLPs. We intend to invest in non-traded Midstream and Other Energy Companies structured as limited partnerships (“Private MLPs”). These partnerships will generally be formed by external management teams of such Midstream or Other Energy Companies for the purpose of acquiring and operating assets in anticipation of an initial public offering as an MLP. In general, we will purchase common units, subordinated debt and warrants in such Private MLPs, with management receiving subordinated and general partner (“GP”) units. In general, as compensation for structuring and providing financing, we will receive a portion of the incentive cash distribution rights (“IDRs”), which receive a disproportionate share of the cash distributions above stated levels.

•	Joint Venture MLPs. We intend to invest in other non-traded limited partnerships that are partially owned and controlled by Upstream and Other Energy Companies (“Joint Venture MLPs”). We seek to work with both private and public Energy Companies to identify midstream assets within their existing businesses that are better suited for a separate limited partnership. These assets are likely to include gathering systems connected to the company’s producing properties and, to a lesser extent, related processing and storage assets. In general, we intend to purchase common units and warrants in such an entity, with the Energy Company retaining common, subordinated and GP units, including substantially all of the IDRs. We may also purchase subordinated debt of a wholly owned taxable subsidiary of ours whose assets are common units of a Joint Venture MLP.

•	Private GPs. We intend to invest in non-traded limited partnerships or limited liability companies that own the common, subordinated, GP interests and IDRs in the related MLP (“Private GPs”). Like MLPs, the Private GPs will make cash distributions to their equity investors in an amount equal to the entity’s distributable cash flow. In general, we will purchase common units, subordinated debt and warrants in such an entity, with the GP sponsor receiving common and GP units.

•	Subordinated debt or redeemable preferred stock with equity features. We intend to invest in subordinated debt or preferred stock with warrants or other equity features of non-traded Energy Companies (“Mezzanine Investments”). We will seek to work with existing non-traded Midstream Energy Companies, including those that are controlled by private equity firms, to finance the acquisition or construction of additional midstream assets or to fund a redemption of, or dividend on, the existing equity. These Mezzanine Investments typically will have a stated interest rate or preferred dividend, payable in cash, and may have warrants or other equity features that will allow us to participate in the potential increase in equity value of such entities.

•	Greenfield Ventures. We intend to invest in preferred equity interests and subordinated debt of non-traded joint ventures formed to construct or build energy-related projects with limited or no operating history (“Greenfield Ventures”). We will seek to work with existing MLPs or their GPs to form joint ventures to construct greenfield projects. Greenfield projects may include construction of a new pipeline, processing plant or storage facility or some other asset that is integrated with the MLPs’ existing assets. We anticipate that our equity investments in these joint ventures will generally have a preferred return over the sponsor’s interest. Our investment may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the construction period is completed, at which time interest payments or dividends would be paid in cash or the securities would be redeemed.

•	Second lien bank loans. We intend to invest in second lien bank loans for non-traded Upstream and Midstream Energy Companies. These investments typically are floating-rate senior secured securities or loans that may be subordinated to a first lien term loan or other senior debt in right of payment and are secured by second priority liens.

•	Publicly Traded MLPs. We intend to directly invest up to 30% of our total assets in publicly traded equity and debt securities of MLPs and their affiliates. We anticipate reducing exposure to these investments over time as our portfolio becomes more fully invested and smaller qualified investment opportunities become available.

Investment Opportunities

We believe that there is demand for the kinds of Targeted Investments we intend to make in Energy Companies. A number of factors have created this demand, including the following:

•	Alternative to Traditional Private Equity. Unlike larger companies, smaller private entities and management teams that we will target do not have access to the public markets to finance their midstream assets. As a result, traditional private equity funds are often their only available source of financing. Such funds tend to focus their investments on the most junior securities in the capital structure in order to achieve their targeted rates of return, which are often substantially in excess of those we seek. We believe that by investing in securities issued by non-traded partnerships, with equity that is segregated into senior equity (i.e. common units) and subordinated equity (i.e. subordinated units), the terms of the common equity that we purchase can be consistent with the relative risk of the assets and on more attractive terms than those available from traditional private equity funds.

•	Complement to Traditional Private Equity. The private partnership structure that we offer may complement traditional private equity by providing lower cost equity with a preferred cash return to companies that already have traditional private equity financing. Under this structure, private equity firms can reduce their investment required to purchase additional assets and enhance their total returns to their existing subordinated equity interests.

•	Non-Public Alternative to Monetizing Midstream Assets. Many Energy Companies, particularly public and private Upstream Energy Companies, have significant midstream assets that are an integral part of their upstream business. While the value of these midstream assets has traditionally been much higher in MLP format, we believe that Upstream Energy Companies have been reluctant to separate their midstream businesses into MLPs because of concerns over the potential loss of operational control when the assets are placed in an independent entity, managing another public company and the lack of flexibility in unwinding such a transaction. We believe that a Joint Venture MLP structure should allow Energy Companies to achieve a more attractive valuation for their midstream assets without the potential costs and disadvantages of an MLP.

•	Non-Public Alternative to Monetizing GP Interests. Currently there are six publicly traded GPs of MLPs, and we expect that at least four more will become publicly traded in the near future. We believe that there are several other GPs that would like to monetize a portion of their interests, but (a) do not want the burden of another public entity, (b) are concerned with the potential competition for investors between the MLP and the GP, or (c) are simply not large enough for a public offering. We believe that our investment in entities that own GP interests would provide the owners with an attractive valuation and more flexibility without the burdens of an additional public company.

•	Alternative Financing for Greenfield Projects. We believe that there will be substantial new construction or greenfield opportunities for existing MLPs that may be difficult to finance using traditional sources, in part because the project may not generate sufficient cash flows during the construction period to fund cash distributions on new equity or interest payments on new debt. We believe that we can provide capital to a non-recourse subsidiary or joint venture that would be structured as pay-in-kind securities until the construction period is completed, at which time those interest payments or dividends would be made in cash or the securities would be redeemed.

Characteristics of the Energy Companies in Which We Invest

For the reasons discussed below we believe that the returns for our Targeted Investments have the potential to be more attractive on a risk-adjusted basis than investments in many other industries.

•	Stable Cash Flows. We expect that our investments will be focused on Energy Companies that produce stable cash flows. In particular, we believe that Midstream Energy Companies have a substantial portion of their assets that are fee-based businesses with limited commodity price risk. Additionally, the tariffs that Midstream Energy Companies charge their customers are often regulated at the federal or state level and are often subject to escalation based on the rate of inflation. We expect that our Targeted Investments in Upstream Energy Companies will generally focus on lower-risk assets such as exploitation and development opportunities and assets with long-lived production. Other Energy Companies, such as coal and marine transportation, are often characterized by long-term contracts, which generally provide more stable earnings and cash flows.

•	Consistent and Predictable Demand. Energy consumption has grown consistently over the last several decades and the Energy Information Administration, a statistical agency of the U.S. Department of Energy, expects consumption to grow 1.2% per annum until 2025. We believe Upstream Energy Companies will continue to produce oil and gas at the maximum rate practicable from their oil and gas wells and that production will be relatively predictable. Midstream Energy Companies, consequently, are expected to benefit from the related increase in demand for gathering, processing and transportation services. Other Energy Companies, such as marine transportation companies and refining, marketing and distribution companies, are also expected to benefit as the end-use products are transported and sold to industrial and retail users.

•	Increasing Cash Flows from Internal Growth. Many companies owning and operating midstream assets generate revenues based on the volumes handled or transported. Volume increases can have a significant impact on earnings and cash flow growth because midstream assets generally have high percentage fixed costs and low percentage variable costs. Annual fee or tariff increases tied to an index, such as the Producer Price Index, can also have a positive impact on a company’s cash flow stream.

•	Substantial Growth from New Projects. The substantial increase in oil and gas prices, occurring over the past 24 months, has led to increased drilling activity in basins that were previously thought to be uneconomic in a lower commodity price environment. This increase in drilling activity has created a substantial increase in the demand for additional midstream infrastructure to move this new production to market. Many of our anticipated Targeted Investments may include expansion of existing infrastructure or investments in new projects to meet these production needs.

•	Limited Commodity Price Risk. We intend to target investment opportunities in which the direct and indirect commodity price risk is limited. However, we may invest in some companies that have more substantial commodity price risk if those companies use appropriate financial risk management products, such as commodity swaps, to mitigate exposure to commodity price fluctuations.

•	Proven Management Teams. With respect to our investments in Mezzanine Investments and Private MLPs, we intend to make investments in companies with management teams that have a proven track record of success, but who have limited access to capital markets or who otherwise seek to raise capital through private sources. In general, these management teams will often have substantial knowledge and focus in particular geographic areas or with respect to certain types of assets. We expect that the extensive experience and network of business relationships of our investment adviser in the energy industry will allow us to identify management teams that fit these criteria.

Investment Objective

Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the voting securities are present or represented by proxy, or (ii) more than 50% of the voting securities, whichever is less. There can be no assurance that we will achieve our investment objective.

Investment Policies and Investment Restrictions

Investment Policies

Under normal market conditions, we expect to invest at least 80% of our total assets in securities of Energy Companies. Because we have elected to be treated as a business development company under the 1940 Act, we are required to invest at least 70% of our total assets in “qualifying assets,” including securities of non-traded U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the time of investment. Pending investment in the securities of private companies, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt maturing in one year or less from the time of investment.

In addition, because we intend to qualify for the special tax treatment afforded RICs, we intend to invest no more than 25% of our total assets in (i) the securities of any single issuer or in the securities of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or (ii) equity or debt securities of MLPs. This limit on MLPs does not apply to securities issued by MLP affiliates that are not treated as qualified publicly traded partnerships, such as I-shares or general partner interests or other entities that may own interests in MLPs. Each of these percentage limitations is re-tested for compliance on an ongoing basis, and therefore apply beyond the time at which an investment is made.

We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate, currency or market risks.

We may seek to enhance our total returns through the use of leverage, which may include the issuance of Leverage Instruments. There is no assurance that we will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of our total return. After we have invested substantially all of the proceeds of this offering, subject to market conditions, we currently expect to use leverage in an aggregate amount equal to 30% of our total assets, which includes assets obtained through such leverage. However, in certain circumstances we could increase our leverage to 50% of our total assets, the maximum amount allowable under the 1940 Act.

Investment Restrictions

We, as a fundamental policy, may not, without the approval of the holders of a majority of our outstanding voting securities:

(1) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; provided that this restriction does not prevent us from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

(2) Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent us from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

(3) Use Leverage Instruments, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(4) Make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations and/or engaging in direct corporate loans in accordance with our investment objective and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. We may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

(5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, we may be deemed to be an underwriter under applicable securities laws.

(6) Concentrate our investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in Energy Companies, and (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

The remainder of our investment policies, including our investment strategy, are considered non-fundamental and may be changed by the board of directors without the approval of the holders of a majority of our voting securities, provided that our securities holders receive at least 60 days’ prior written notice of any change.

Industries In Which We Seek to Invest

Midstream Energy Companies.  Midstream Energy Companies are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products. Services provided by Midstream Energy Companies relating to natural gas include the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline). Services provided by Midstream Energy Companies relating to crude oil include the gathering, transportation, storage and terminalling of crude oil. Services provided by Midstream Energy Companies relating to refined petroleum include the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream Energy Companies may also operate ancillary businesses including the marketing of the products and logistical services.

Upstream Energy Companies.  Upstream Energy Companies are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs. After extraction and production, these natural resources are sold, either before or after they are processed and transported, to various parties including Midstream Energy Companies, downstream energy businesses, and retail or industrial end-users. As the underlying reserves of an Upstream Energy Company are produced, the remaining reserves available are depleted. Upstream Energy Companies may seek to maintain or expand their reserves and production through exploration of new sources of supply, through the development of existing sources, or through purchases of reserves from other companies.

Other Energy Companies.  Other Energy Companies include businesses engaged in (a) owning, leasing, managing, producing, processing and sale of coal and coal reserves; (b) the marine transportation of crude oil, refined petroleum products, LNG, as well as other energy-related natural resources using tank vessels and bulk carriers; and (c) refining, marketing and distributing refined energy products, such as motor gasoline and propane to retail customers and industrial end-users.

Portfolio Composition

Our portfolio will be composed principally of the investments in Energy Companies described below. We expect that the securities in which we primarily invest will be unregistered or otherwise restricted securities, principally securities of private companies. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the “Securities Act”) unless an exemption from such registration is available. Accordingly, our ability to dispose of such securities on favorable terms may be limited until the portfolio company becomes a public company, if ever. The term “restricted securities” refers to (i) registered securities of public companies subject to a lock-up period greater than 30 days, (ii) unregistered securities of public companies with registration rights, or (iii) unregistered securities of public companies that become freely tradable with the passage of time. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and purchaser of the securities. We would, in either case, bear the risks of any reduction in value during that period. The difficulties and delays associated with selling restricted securities may result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Limited Partnerships.  We expect that a majority of our investments will be in entities structured as Limited Partnerships, which will include MLPs as well as Private MLPs and Joint Venture MLPs. We intend to invest no more than 25% or such other higher amount permitted under applicable law of our total assets in equity interests or debt securities of MLPs. This limit does not apply to (1) securities issued by MLP affiliates that are not treated as qualified publicly traded partnerships, such as I-shares or certain general partner interests or securities issued by non-traded MLP subsidiaries, or (2) certain of our indirect investments in MLPs, such as an investment in another issuer with investments in MLPs.

Limited Partnerships, both public and private, have several classes of securities, including general partner interests and limited partner interests. Limited partner interests can be further segregated into several classes including common units and subordinated units. The general partner is typically owned by a major Energy Company, an investment fund, the direct management of the Limited Partnership or is an entity owned by one or more of such parties. The general partner interest may be held by either a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the partnership through an equity interest in the limited partnership (typically up to 2% of total equity) plus, in many cases, ownership of common units, subordinated units and IDRs. Limited partners own the remainder of the partnership, through ownership of common and subordinated units, and have a limited role in the partnership’s operations and management.

Limited Partnerships may be structured such that common units have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to holders of both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a distribution. The holders of the incentive distribution rights, or IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to common and subordinated unit holders. These IDRs encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLPs in which we intend to invest are currently classified by us as midstream MLPs, propane MLPs and other MLPs.

•	Midstream MLPs are engaged in (a) natural gas pipelines and storage, (b) natural gas gathering, processing and marketing, (c) crude oil pipelines, (d) crude oil storage, gathering and marketing and (e) natural gas liquids and refined products pipelines.

•	Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers.

•	Other MLPs are engaged in (a) owning, leasing, managing, producing, processing and selling coal and coal reserves; and (b) the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers.

The following summarizes in further detail certain features of equity securities of Limited Partnerships. Also summarized below are certain features of I-Shares, which represent an ownership interest issued by an affiliated party of an MLP.

Common Units.  Common units represent a Limited Partnership interest and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the Limited Partnership. Directly or through our wholly owned subsidiaries, we intend to purchase common units in market transactions as well as in primary issuances directly from the Limited Partnership or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. The Limited Partnerships we invest in will generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the Limited Partnership.

Subordinated Units.   Subordinated units are typically issued by Limited Partnerships to their original sponsors, such as their management teams, corporate general partners, entities that sell assets to the Limited Partnership, and outside investors such as us. Directly or through our wholly owned subsidiaries, we may purchase subordinated units from these persons as well as newly-issued subordinated units from the Limited Partnerships. Subordinated units have similar limited voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the MQD. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied.

Subordinated units in which we may invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including partnerships with smaller capitalization or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

General Partner Interests.   General partner interests of Limited Partnerships are typically retained by their respective original sponsors, such as its management teams, corporate partners, entities that sell assets to the Limited Partnership, and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the Limited Partnership. General partner interests receive cash distributions, typically 2% of the Limited Partnership’s aggregate cash distributions. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the Limited Partnership if the unitholders of the Limited Partnership choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Incentive Distribution Rights (“IDRs”).   Holders of IDRs are entitled to a larger share of the cash distributions after the distributions to common unit holders meet certain prescribed levels. IDRs are generally attributable to the holder’s other equity interest in the Limited Partnership and permit the holder to receive a disproportionate share of the cash distributions above stated levels.

I-Shares.   We will directly invest in I-Shares or other securities issued by MLP affiliates. I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by the holders of the MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units.

The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. The two existing I-Shares are traded on the NYSE.

Subordinated Debt, Preferred Stock and Warrants.  We may invest in rated or unrated subordinated debt or preferred stock with warrants or other equity components of non-traded Midstream Energy Companies (“Mezzanine Investments”). These Mezzanine Investments will have a stated interest rate or preferred dividend, payable in cash, as well as warrants or other equity features that will allow us to participate in the potential increase in equity value. We may lend to such Midstream Energy Companies on a subordinated basis in arrangements where the Midstream Energy Companies will have incurred or be permitted to incur debt that ranks in right of payment equally with, or senior to, the companies’ obligations to us. By the terms of such senior debt instruments, the holders of senior debt will be entitled to full payment of principal or interest prior to us, which may prevent us from obtaining some or any value of our investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the Midstream Energy Company. In the case of debt ranking equally with the subordinated debt that we loan, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the Midstream Energy Company. Subordinated debt will typically bear interest at a higher rate than senior debt in order to compensate for greater credit risk.

Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants, which are privileges issued by companies enabling the owners to subscribe to and purchase a specified quantity of equity securities of the issuer at a specified price during a specified period of time. The warrants in which we may invest may become exercisable for common units of Limited Partnerships upon the occurrence of specified liquidity events such as an initial public offering. In some cases, warrants may also be redeemable at the option of the issuer at a price based on an “as converted” implied value of the underlying common units for which the warrants are exercisable. In certain instances, the class of warrants in which we may invest may convert to common units upon specified liquidity events based on certain performance measures. The purchase of warrants involves the risk that we could lose the purchase value of a right or warrant if the right to subscribe to additional equity securities is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Investments in Greenfield Ventures Formed to Invest in Energy-Related Projects.  We may invest in equity interests or debt securities of non-traded Greenfield Ventures formed to construct or build energy-related projects with limited or no operating history (“greenfield projects”). Greenfield projects can include construction of a new pipeline, processing plant or storage facility or some other asset that is connected to the MLPs’ existing assets. The Greenfield Ventures in which we invest have been formed by the sponsor for the sole purpose of owning energy infrastructure facilities. A venture’s only source of revenue may be payments received under gathering, processing or transportation contracts. Further, recourse in a Greenfield Venture is usually limited to the cash flow generated by the financed asset and the asset itself, and, as a result, any senior lender to the project customarily has a first priority lien on the facility assets and the revenues produced by the assets. Greenfield Ventures may not generate sufficient cash flows at the time of investment (often during the construction period) to fund cash distributions on equity or interest payments on debt. We may structure such investments as pay-in-kind securities for the period until project construction period is completed, at which time those interest payments or dividends would be paid in cash or the securities would be redeemed.

Loans Secured by Second Priority Liens.  We may invest in loans to non-traded Upstream and Midstream Energy Companies, including loans that are secured by second priority liens on the assets of such companies. We anticipate that these investments will consist of senior secured loans that will bear interest at floating rates or loans that may be subordinated to a first lien term loan or other senior debt in right of payment. Generally, we expect these loans to be collateralized by a second priority or other subordinated lien on some or all of the assets of the Upstream or Midstream Energy Company, or in some cases, a first priority lien on assets not otherwise securing senior debt of the borrower. Additionally, these loans may have indirect asset coverage through a series of covenants that prohibit additional liens senior to ours on the company’s assets, limit additional debt senior to ours or require maintenance of minimum asset coverage ratios.

We anticipate that these loans will likely be made to Upstream and Midstream Energy Companies seeking to fund expansion of upstream or midstream assets. For example, such loans could be made to a company that needs to access capital to develop non-producing oil and gas reserves but that has sufficient cash flow from its other assets to provide for the payment of the higher recurring cash payments required by this type of instrument. We anticipate that these loans will usually be LIBOR-based floating rate instruments that have terms of 4 to 7 years, but we expect that in many cases these loans will be prepaid before maturity. We expect that in a number of these loans there may be amortization of principal during the life of the loan.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period.  During the period in which the net proceeds of this offering are being invested, during periods in which our investment adviser determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, we may temporarily refrain from implementing our investment strategy and invest all or a portion of our assets in cash or cash equivalents or high quality debt securities. Our investment adviser’s determination that it is temporarily unable to follow certain aspects of our investment strategy or that it is impractical to do so may also occur during situations in which a market disruption event has occurred. In such a case, our common stock may be adversely affected and we may be hindered in pursuing our investment objective.

Cash and cash equivalents are defined to include, without limitation, the following: (1) U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities; (2) certificates of deposit issued against funds deposited in a bank or a savings and loan association (such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable); (3) repurchase agreements, which involve purchases of debt securities (at the time we purchase securities pursuant to a repurchase agreement, we simultaneously agree to resell and redeliver such securities to the seller, who also simultaneously agrees to repurchase the securities at a fixed price and time); (4) commercial paper, which consists of short-term unsecured promissory notes (characterized by us as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest); (5) bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions; (6) bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest; and (7) shares of money market funds in accordance with the applicable provisions of the 1940 Act.

Taxable Subsidiaries.  We expect to form one or more directly or indirectly wholly owned taxable subsidiaries to make and hold investments which meet our investment objective. For purposes of determining our compliance with our investment policies (see “— Investment Policies and Investment Restrictions — Investment Policies”), we will include the underlying portfolio securities of such subsidiaries as if we held such investments directly.

Equity securities issued by certain non-traded limited partnerships in which we invest may not produce qualifying income for purposes of determining our compliance with the 90% gross income test applicable to RICs. As a result, we expect to form one or more wholly owned taxable subsidiaries to make and hold certain investments in accordance with our investment objective. The dividends received from such taxable subsidiaries will be qualifying income for purposes of the 90% gross income test. In general, the amount of cash received from such wholly owned subsidiaries will equal the amount of cash received from the limited partnerships as reduced by income taxes paid by such subsidiaries. See “Risk Factors — Risks Related to Our Business and Structure — We will be subject to income tax if we are unable to qualify as a RIC” and “Material U.S. Federal Income Tax Considerations — Qualification as a RIC.”

Our investment in such a subsidiary will be valued based on the net asset value of the subsidiary. The net asset value of the subsidiary will be computed by subtracting from the value of all of the subsidiary’s assets all of its liabilities, including but not limited to taxes. The subsidiary’s portfolio securities will be valued in accordance with the same valuation procedures applied to our portfolio securities. See “Determination Net Asset Value” on page   .

  Additional Information About Portfolio Investments

To a lesser extent, we may invest in the investments discussed below.

Convertible Securities.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Investment Company Securities.  We may invest in securities of other investment companies (including Kayne Anderson Energy Total Return Fund, Inc. and Kayne Anderson MLP Investment Company, affiliated investment companies advised by KACALP) subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on us from acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of our total assets in securities of any one investment company or more than 10% of our total assets in securities of all investment companies. By investing in these investment companies indirectly through us, you indirectly bear a portion of the asset-based fees, any incentive-based fees and other expenses borne by us as an investor in such investment companies. These fees and expenses are in addition to the fees paid by us to KAFA and our operating expenses. KAFA will not charge the base management fee or incentive fee on our assets invested in affiliated investment companies advised by KACALP.

Below Investment Grade and Unrated Debt Securities.  Investment in below investment grade and unrated debt securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.

Short Sales.  Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. The securities necessary to cover a short position may not be available for purchase at the time we wish to close a position. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Our obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities, repurchase agreements or other liquid securities similar to those borrowed. We also are required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. We currently do not intend to actively use short sales as part of an investment strategy to generate additional return, and in any case our use of “naked” short sales of equity securities (i.e., where we have no opposing long position in the securities of the same or an affiliated issuer) will be limited, so that, measured on a daily basis, the market value of all such short sale positions does not exceed 10% of our total assets.

Thinly Traded Securities.  We may also invest in securities that may not be restricted, but are thinly traded. Such securities may trade less than those of larger companies due to their relatively smaller capitalizations and may be difficult to dispose of at a fair price during times when we believe it is desirable to do so.

Derivatives and Hedging Transactions.  We may, but are not required to, use various hedging and other risk management transactions to seek to manage interest rate, foreign exchange rate and market risks. Certain of these hedging and risk management transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include options, swap agreements and related instruments.

The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, our ability to use hedging instruments may be limited by tax considerations. Market conditions will determine whether and in what circumstances we would employ any of the hedging and techniques described below. We will incur brokerage and other costs in connection with our hedging transactions.

Options on Securities.  We may purchase and write (sell) call and put options on certain securities. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. All put options and most of the call options we will write will be covered. The successful use of options depends in part on our investment adviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Swap Agreements.  A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates. If a swap agreement calls for payments by us, we must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

A swap agreement can be a form of leverage, which can magnify our gains or losses. To the extent that we either use leverage or invest in foreign securities, we may utilize hedging techniques such as swaps and caps on a portion of our leverage to mitigate potential interest rate risk currency, and swaps or options on currency to mitigate potential foreign exchange rate risk.

We may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with our investment objective and are permissible under applicable regulations governing us.

Investment Philosophy

Since 1984, Kayne Anderson has managed alternative assets with a focus on achieving absolute returns (as opposed to relative performance against a benchmark index) on a risk-adjusted basis through a disciplined investment process (where estimated total returns and yields are quantified in light of associated risks). Its investment strategies seek to identify and exploit investment niches that it believes are less understood and generally not followed by the broader investor community. As of April 30, 2006, Kayne Anderson managed approximately $5.2 billion, including $4.1 billion in securities of Energy Companies. KACALP serves as the investment adviser to Kayne Anderson MLP Investment Company and Kayne Anderson Energy Total Return Fund, Inc., which are two closed-end management investment companies registered under the 1940 Act. Kayne Anderson MLP Investment Company is a publicly traded non-diversified fund that invests primarily in MLPs and other energy companies. Kayne Anderson Energy Total Return Fund, Inc. is a publicly traded non-diversified fund that invests primarily in securities of companies engaged in the energy industry, including MLPs, MLP affiliates, royalty trusts and other energy companies. These funds had total assets under management of $2.6 billion as of April 30, 2006. Since November 2004, KYN and KYE have, in aggregate, invested over $1 billion in 19 Private Transactions.

Kayne Anderson expects to achieve absolute returns through a disciplined investment process that identifies niche opportunities providing a significant current income component and the potential for capital appreciation. Kayne Anderson’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors that are developed through its proprietary analysis and valuation models. To determine whether an investment meets its criteria, Kayne Anderson generally will look for, among other things, sound business fundamentals, a strong record of cash flow growth, a solid business strategy and a respected management team. Kayne Anderson’s energy investment team includes both financial professionals as well as professionals with experience consulting to the oil and gas industry providing reservoir engineering, geophysical and geological services.

KAFA is operated by senior professionals of KACALP.

Competitive Strengths

We believe that our investment adviser’s market knowledge, experience and industry relationships will enable it to identify investment opportunities in Energy Companies. In addition, the senior professionals of KAFA have developed a strong reputation in the energy sector and have many long-term relationships with industry executives, which we believe gives us an important advantage in sourcing and structuring transactions. Our investment adviser should also benefit from access to the extensive sourcing relationships and industry expertise of KACALP and its senior professionals. KAFA is operated by senior professionals of KACALP, which serves as the investment adviser to Kayne Anderson MLP Investment Company (NYSE: KYN) and Kayne Anderson Energy Total Return Fund, Inc. (NYSE: KYE), two closed-end management investment companies registered under the 1940 Act. Since November 2004, KYN and KYE have, in aggregate, invested over $1 billion in 19 Private Transactions, which include the same kind of investments as our Targeted Investments.

•	Extensive Market Knowledge and Sourcing Network. Because of the history, market presence and long-term relationships that senior professionals of our investment adviser have developed with Energy Company management teams, we believe that we will have access to investment opportunities in our target markets. Additionally, our investment adviser’s substantial market knowledge will provide it with the ability to recognize long-term trends in the energy industry and to identify differences in value among individual investment opportunities. We believe our investment adviser’s senior professionals can capitalize on opportunities to source investments that may not be readily available to other investors. We intend to originate a substantial number of our investment opportunities in addition to investing as a participant in transactions originated by other firms.

•	Flexible Transaction Structuring Capabilities and Significant Expertise. Our investment adviser’s senior professionals have substantial experience in seeking investments that we believe balance the needs of growing private energy companies. In particular, we believe our investment adviser will be able to customize the investment structure to minimize dilution of existing ownership while still managing our risk through structural protections and producing a desired return on our investment. Further, our ability to fund a meaningful amount of the capital needs of prospective portfolio companies provides us an advantage over other potential investors with less capital to employ in the energy sector. Additionally, we will not be subject to the regulatory limitations that govern certain competing lending institutions such as capital adequacy requirements applicable to commercial banks. As a result, we expect to be more flexible in structuring investments and selecting the types of securities in which we invest. The senior professionals of our investment adviser have industry-leading experience identifying and structuring energy investments. This experience, combined with the ability of our investment adviser’s senior professionals to engage in regular dialogue with industry participants, gives us an advantage in structuring transactions mutually attractive to us and the portfolio company.

•	Efficient Tax Structure. As a regulated investment company, or “RIC,” we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we receive from our portfolio investments and distribute to our stockholders as dividends. Because we are not required to pay federal income taxes on our income or capital gains that we distribute to our stockholders, we expect to be able to offer investment terms to potential portfolio companies that are comparable to those offered by our corporate-taxpaying competitors, and achieve net investment revenues that are often greater than their after-tax net revenues. Furthermore, tax-exempt investors in our common stock who do not finance their acquisition of our stock with indebtedness will not be required to recognize unrelated business taxable income, or “UBTI,” unlike certain direct investors in MLPs. We expect to form wholly owned taxable subsidiaries to make or hold certain investments in non-traded limited partnerships. Although, as a RIC, dividends received by us from our taxable subsidiaries and distributed to our stockholders will not be subject to federal income taxes, our taxable subsidiaries will generally be subject to federal and state income taxes on their income. As a result, the net return to us on such investments that are held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.

•	Longer Investment Horizon than Private Fund Competitors. Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that capital invested in these funds, together with any capital gains on such investment, can be invested only once and must be returned to investors after a pre-determined time period. These provisions often force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might absent such provisions, potentially resulting in a lower overall return to investors and in some cases an adverse impact on their portfolio companies. We believe our ability to make investments with a longer-term view and without the capital return requirements of traditional private investment vehicles will provide us with greater flexibility to seek investments that can generate attractive returns on invested capital.

•	Technical Expertise. Our investment adviser’s investment team includes individuals with extensive technical, industry and reserve engineering expertise, further distinguishing our investment adviser from other investors by enabling it to assess the underlying asset quality and business fundamentals of its investments in Energy Companies. We believe this expertise will enable our investment adviser to identify investments that offer superior potential for income and capital appreciation.

Due Diligence

Our investment adviser will conduct diligence on prospective portfolio companies consistent with the past practices and experience of its senior professionals. In conducting their due diligence, our investment adviser’s senior professionals will use information furnished by prospective portfolio companies, available public information and information obtained from their extensive relationships with former and current management teams, vendors/suppliers to prospective portfolio companies, consultants, competitors and investment bankers.

Our investment adviser’s due diligence process will be detailed and highly iterative. Our investment adviser’s investment committee will be informed at the conclusion of the diligence process of critical findings and conclusions. The process will typically include:

•	review of historical and prospective financial and operating information;

•	review and analysis of financial models and projections;

•	review assets, strategies and business models;

•	for upstream and many midstream investments, review of third party engineering reserve reports and internal engineering reviews;

•	on-site visits;

•	legal reviews of the status of the potential portfolio company’s title to the assets and liens on such assets;

•	review of third party environmental assessments of property;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	review of relevant corporate, partnership and other documents; and

•	research relating to the portfolio company’s management and contingent liabilities, including background and reference checks using our investment adviser’s extensive industry contact base and commercial data bases and other investigative sources.

Additional due diligence with respect to any investment may be conducted on our behalf by our legal counsel and accountants, as well as by other outside advisers, as appropriate.

Ongoing Relationships With Portfolio Companies; Managerial Assistance

As a business development company, we will make available, and must provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance may involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial consultation. Our officers (and to the extent permitted under the 1940 Act, our investment adviser) will provide such managerial assistance on our behalf to portfolio companies that request this assistance, recognizing that our involvement with each investment will vary based on factors including the size of the company, the nature of our investment, the company’s overall stage of development and our relative position in the capital structure.

Competition

We believe that there are currently numerous opportunities to provide financing for non-traded Energy Companies. At this time, we believe our primary competitors in this market will include other business development companies, public funds, private funds, including private equity and hedge funds, commercial and investment banks, and commercial financing companies. Although these competitors regularly provide finance products to Energy Companies similar to our Targeted Investments, a number of them focus on different aspects of this market. We may also face competition from other firms that do not specialize in energy finance but which are substantially larger and have considerably greater financial and marketing resources than we do. Some of our competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company and the requirements of the Code with which we must comply in order to qualify as a RIC. See “Risk Factors — Risks Relating to Our Investments — We operate in a highly competitive market for investment opportunities.”

Our Executive Offices

Our principal executive office is located at 1100 Louisiana Street, Suite 4550, Houston, Texas 77002, and our telephone number is (877) 657-3863. Certain of our officers and other significant investment personnel and operations are based in our Los Angeles office at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.

Staffing

Kevin S. McCarthy, our President and Chief Executive Officer, Terry A. Hart, our Chief Financial Officer and Treasurer, David J. Shladovsky, our Secretary and Chief Compliance Officer, J.C. Frey, our Vice President, Assistant Treasurer and Assistant Secretary, and James C. Baker, our Vice President, comprise our senior management. Our day-to-day investment operations will be managed by KAFA.

Legal Proceedings

Neither we nor KAFA is currently subject to any legal proceedings.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors, including supervision of the duties performed by our investment adviser. Our board of directors currently consists of           directors. A majority of our board consists of directors that are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Directors.” The board of directors elects our officers, who serve at the board’s discretion.

Directors and Officers

Under our Charter, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial directors of the three classes have initial terms of one, two and three years, respectively, and the initial directors will hold office until their successors are duly elected and qualify. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

The following tables include information regarding our directors and officers, and their principal occupations and other affiliations during the past five years. The address for all directors and officers is 1100 Louisiana Street, Suite 4550, Houston, Texas 77002. [     ] of the board of directors currently serve on the boards of directors of KYN and KYE, closed-end management investment companies registered under the 1940 Act that are advised by KACALP (an affiliate of our investment adviser).

Independent Directors

Number of
				Portfolios in	Other
	Position(s)			Fund Complex	Directorships
	Held with	Term of Office/	Principal Occupations	Overseen by	Held by
Name and Age	the Company	Time of Service	During Past Five Years	Director	Director

[to come]

Interested Directors

Number of
				Portfolios in	Other
	Position(s)			Fund Complex	Directorships
	Held with	Term of Office/	Principal Occupations	Overseen by	Held by
Name and Age	the Company	Time of Service	During Past Five Years	Director	Director

Kevin S. McCarthy, 46	President and Chief Executive Officer	3-year term as a Director, elected annually as an officer/served since inception	Mr. McCarthy has served as a Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. From November 2000 to May 2004, Mr. McCarthy was at UBS Securities LLC where he was Global Head of Energy. Mr. McCarthy is also President and Chief Executive Officer of KYN and KYE.	3	Kayne Anderson MLP Investment Company; Kayne Anderson Energy Total Return Company, Inc.; Range Resources Corporation; Clearwater Natural Resources, LLC.

Non-Director Officers

				Number of
				Portfolios in	Other
	Position(s)			Fund Complex	Directorships
	Held with	Term of Office/	Principal Occupations	Overseen by	Held by
Name and Age	the Company	Time of Service	During Past Five Years	Officer	Officer

Terry A. Hart, 36	Chief Financial Officer and Treasurer	Elected annually/ served since inception	Mr. Hart has served as the Chief Financial Officer of KYN and KYE since December 2005. Prior to that, Mr. Hart was with Dynegy, Inc. since its merger with Illinova Corp. in early 2000, where he served as the Director of Structured Finance, Assistant Treasurer and most recently as Senior Vice President and Controller.	3	None
David J. Shladovsky, 45	Secretary and Chief Compliance Officer	Elected annually/ served since inception	Mr. Shladovsky has served as a Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Mr. Shladovsky has served as Secretary and Chief Compliance Officer of KYN since 2004 and of KYE since 2005.	3	None
J.C. Frey, 38	Vice President, Assistant Treasurer, Assistant Secretary	Elected annually/ served since inception	Mr. Frey has served as a Senior Managing Director of KACALP since 2004 and of KAFA since 2006 and as a Managing Director of KACALP since 2001. Mr. Frey has served as a Portfolio Manager of KACALP since 2000 and of KYN since 2004 and of KYE since 2005.	3	None

Number of
				Portfolios in	Other
	Position(s)			Fund Complex	Directorships
	Held with	Term of Office/	Principal Occupations	Overseen by	Held by
Name and Age	the Company	Time of Service	During Past Five Years	Officer	Officer

James C. Baker, 33	Vice President	Elected annually/ served since inception	Mr. Baker has been a Managing Director of KACALP since December 2004 and of KAFA since 2006. From April 2004 to December 2004, he was a Director in Planning and Analysis at El Paso Corporation. Mr. Baker worked in the energy investment banking group at UBS Securities LLC as a Director from 2002 to 2004 and as an Associate Director from 2000 to 2002.	3	None

Independent Directors

[To come]

Interested Director

Kevin S. McCarthy serves as our President, Chief Executive Officer and co-portfolio manager. Since July 2004, he has served as the Chief Executive Officer and co-portfolio manager of Kayne Anderson MLP Investment Company and since May 2005, he has served as the Chief Executive Officer and co-portfolio manager of Kayne Anderson Energy Total Return Fund. Mr. McCarthy has served as a Senior Managing Director at KACALP since June 2004 and of KAFA since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

Non-Director Officers

Terry A. Hart serves as our Chief Financial Officer and Treasurer. Mr. Hart has served as the Chief Financial Officer of Kayne Anderson MLP Investment Company and Kayne Anderson Energy Total Return Company, Inc. since December 2005. Prior to that, Mr. Hart was with Dynegy, Inc. since its merger with Illinova Corp. in early 2000, where he served as the Director of Structured Finance, Assistant Treasurer and most recently as Senior Vice President and Controller. Mr. Hart earned a BS in Accounting from Southern Illinois University in 1991 and an MBA from the University of Illinois in 1999.

David J. Shladovsky serves as our Secretary and Chief Compliance Officer. Since July 2004, he has served as Secretary and Chief Compliance Officer of Kayne Anderson MLP Investment Company and since May 2005, he has served as Secretary and Chief Compliance Officer of Kayne Anderson Energy Total Return Fund, Inc. Mr. Shladovsky has served as a Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Prior to joining Kayne Anderson in 1997, Mr. Shladovsky was in the private practice of corporate and securities law, most recently as corporate counsel to Hughes Hubbard & Reed, LLP.

Mr. Shladovsky earned a BA in Economics from Brandeis University and a JD from the Boston University School of Law in 1985.

J.C. Frey serves as our Vice President, Assistant Treasurer, Assistant Secretary and co-portfolio manager. Mr. Frey has been a Senior Managing Director of KACALP since 2004 and of KAFA since 2006. Since July 2004, he has served as co-portfolio manager, Vice President, Assistant Secretary and Assistant Treasurer of Kayne Anderson MLP Investment Company and since May 2005, he has served as co-portfolio manager, Vice President, Assistant Secretary and Assistant Treasurer of Kayne Anderson Energy Total Return Fund. Mr. Frey began investing in Energy Company securities on behalf of Kayne Anderson in 1998 and has served as portfolio manager for several of Kayne Anderson’s Energy Company funds since their inception in 2000. Prior to joining KACALP in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

James C. Baker serves as our Vice President, providing analytical support in the Energy Company area. Mr. Baker is a Managing Director of KACALP and of KAFA and is Vice President of Kayne Anderson MLP Investment Company and Kayne Anderson Energy Total Return Fund. Prior to joining KACALP in 2004, Mr. Baker was a Director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the energy industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. He received a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

Committees of Our Board of Directors

Our board of directors has four standing committees, the Nominating Committee, the Valuation Committee, the Audit Committee and the Joint Transactions Committee. Because we are newly organized, none of the committees have met during our last fiscal year.

The Nominating Committee is responsible for appointing and nominating all persons to our board of directors. The members of the Nominating Committee are          , each of whom is independent for purposes of the 1940 Act and applicable NYSE Corporate Governance Listing standards. If there is no vacancy on the board, the board of directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the board of directors occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion. The Nominating Committee considers nominees properly recommended by stockholders. To submit a recommendation for nomination as a candidate for a position on the board of directors, stockholders shall mail such recommendation to our Secretary, at our address, 1100 Louisiana Street, Suite 4550, Houston, Texas 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of the our stockholders), (b) a full description of the proposed candidate’s background, including his or her education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate. Any such recommendation must contain sufficient background information concerning the candidate to enable the Nominating Committee to make a proper judgment as to the candidate’s qualifications. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the board of directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and will be evaluated in the same manner as other candidates for nomination. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination.

The Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of our securities in accordance with such procedures. The members of our Valuation Committee are          , each of whom is independent for purposes of the 1940 Act and applicable NYSE Corporate Governance Listing standards.

The Audit Committee is responsible for overseeing our accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to board of director approval). The members of our Audit Committee are          , each of whom is independent for purposes of the 1940 Act and applicable NYSE Corporate Governance Listing standards.

The Joint Transactions Committee is responsible for the oversight of our investment adviser’s allocation of investment opportunities among its respective clients, including us, based on allocation policies approved by our board of directors. The members of our Joint Transactions Committee are          , each of whom is independent for purposes of the 1940 Act and applicable NYSE Corporate Governance Listing standards.

Compensation

Our directors and officers who are “interested persons” by virtue of their employment by KAFA serve without any compensation from us. Each of our Independent Directors receives a $      annual retainer for serving as a director. In addition, our Independent Directors receive fees for each meeting attended, as follows: $      per board meeting; $      per Audit Committee meeting; and $      for other committee meetings. Committee meeting fees are not paid unless the meeting is separate from regular full board meetings and more than 15 minutes in length. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the board. The following table sets forth estimated compensation to be paid by us during our first full fiscal year to the Independent directors.

		Pension or Retirement	Estimated Total
	Estimated Aggregate	Benefits Accrued As	Compensation From Us and
Director	Compensation From Us	Part of Company Expenses(1)	Fund Complex(2)

Independent Directors
None
None
None
Interested Director
Kevin S. McCarthy		None

(1)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension retirement benefits.

(2)	For those directors who also serve on the boards of Kayne Anderson Energy Total Return Fund, Inc. and Kayne Anderson MLP Investment Company.

None of our Independent Directors nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson. We have no employees.

The following table sets forth the dollar range of our equity securities beneficially owned by our directors as of December 31, 2005:

Aggregate Dollar Range of Equity
Securities in All Registered
	Dollar Range of Our Equity	Investment Companies Overseen by
Director	Securities Owned by Director(1)	Director in Fund Complex(2)

[to come]

(1)	The directors did not own any of our equity as of December 31, 2005 because we had not yet begun operations.

(2)	For those directors who also serve on the boards of Kayne Anderson Energy Total Return Fund, Inc. and Kayne Anderson MLP Investment Company. Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

Prior to this offering, KAFA owned of record and Kayne Anderson owned beneficially all of our common stock. Certain professionals of Kayne Anderson, including all of our officers, and certain of our directors, are expected to purchase approximately $      million of our common stock in connection with this offering.

Except as described in the table below, as of          , 2006, our Independent Directors (and their immediate family members) do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, KAFA. The information in the table is as of          , 2006.

Name of Owners and
Relationships to
Director	Director	Company	Title of Class	Value of Securities	Percent of Class

[to come]

As of the date of this prospectus, our Independent Directors and their immediate family members do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, our underwriters.

Portfolio Managers

The following section discusses the accounts managed by our portfolio managers, the structure and method of our portfolio managers’ compensation, and their ownership of our securities. This information is current as of March 31, 2006. We, KYN and KYE are the registered investment companies managed by our portfolio managers, Kevin McCarthy and J.C. Frey. Pursuant to the investment management agreement, we will pay KAFA an investment management fee for investment management services consisting of two components, a base management fee and an incentive fee.

Other Accounts Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us). Accounts are grouped into three categories: (i) registered investment companies; (ii) other pooled investment accounts; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of March 31, 2006. Asset amounts are approximate and have been rounded.

	Registered
	Investment Companies		Other Pooled
	(excluding us)		Investment Vehicles		Other Accounts
Portfolio	Number of	Total Assets in the	Number of	Total Assets in the	Number of	Total Assets in the
Manager	Accounts	Accounts ($ in billions)	Accounts	Accounts ($ in billions)	Accounts	Accounts ($ in billions)

Kevin McCarthy	2	$2.6	0	N/A	0	N/A
J.C. Frey	2	$2.6	7	$1.0	2	$0.1

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us) and with respect to which the advisory fee is based on account performance. KACALP receives a management fee from KYN which is adjusted based on KYN’s performance in comparison to an index. The advisory fees for the other accounts are not adjusted in comparison to a benchmark. Information is shown as of March 31, 2006. Asset amounts are approximate and have been rounded.

	Registered
	Investment Companies		Other Pooled
	(excluding us)		Investment Vehicles		Other Accounts
	Number of	Total Assets in the	Number of	Total Assets in the	Number of	Total Assets in the
Portfolio Manager	Accounts	Accounts ($ in billions)	Accounts	Accounts ($ in billions)	Accounts	Accounts ($ in billions)

Kevin McCarthy	1	$1.5	0	N/A	0	N/A
J.C. Frey	1	$1.5	7	$1.0	2	$0.1

Messrs. McCarthy and Frey are compensated by Kayne Anderson through distributions based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts. Some of the other accounts managed by Messrs. McCarthy and Frey, including KYN and KYE, have investment strategies that are similar to our strategy. However, senior professionals of Kayne Anderson manage potential conflicts of interest by allocating investment opportunities in accordance with written allocation policies and procedures. [Messrs. McCarthy and Frey did not own of record any of our equity prior to this offering; however, through their ownership interests in Kayne Anderson, Messrs. McCarthy and Frey could be deemed to indirectly own a portion of our securities.]

Board Approval of Investment Management Agreement

[To come]

Investment Management Agreement

Management Services

Subject to the overall supervision of our board of directors, KAFA will act as our investment adviser and will manage the investment and reinvestment of our assets in accordance with our investment objective and policies. Under the terms of the investment management agreement, KAFA will provide any and all management services necessary for the operation and conduct of our business and will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of our investments (including performing due diligence on our prospective portfolio companies);

•	to the extent permitted under the 1940 Act, provide significant managerial assistance to those portfolio companies to which we are required to provide such assistance under the 1940 Act and who require such assistance from us;

•	close and monitor the performance of, and manage our investments,

•	recommend to our board of directors the fair value of our investments that are not publicly traded debt or equity securities based on our valuation guidelines;

•	vote proxies in accordance with the proxy voting policy and procedures adopted by KAFA; and

•	provide us with such other investment advice, research and related services as our board of directors may, from time to time, reasonably require for the investment of our assets.

KAFA’s services under the investment management agreement will not be exclusive, and it is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us for particular investments, so long as its services to us are not impaired by the provision of such services to others. Under the investment management agreement and to the extent permitted by the 1940 Act, KAFA will also provide on our behalf significant managerial assistance. See “Business — Competitive Strengths” and “— Ongoing Relationships With Portfolio Companies; Managerial Assistance” for a description of our qualifications and the type of assistance we expect to provide.

Investment Management Fee

Pursuant to the investment management agreement, we will pay KAFA an investment management fee for investment management services consisting of two components — a base management fee and an incentive fee.

Base Management Fee

As compensation for the services rendered by KAFA, we will pay a base management fee equal on an annual basis to 1.75% of our average total assets. The base management fees are payable for each quarter within five days after the end of that quarter. For purposes of calculating the base management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last business day of that quarter with the total assets at the last business day of the prior quarter (or as of the commencement of operations for the initial period if a partial quarter). Our total assets shall be equal to our gross asset value (which includes assets attributable to or proceeds from our use of Leverage Instruments), minus the sum of our accrued and unpaid dividends and distributions on our common stock and accrued and unpaid dividends on our preferred stock and accrued liabilities (other than liabilities associated with leverage used by us). Liabilities associated with leverage include the principal amount of and accrued interest on any borrowings, commercial paper or notes that we issue, the liquidation preference of and accrued dividends on our outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by us.

During the first twelve months of our investment activities (from          , 2006 until          , 2007), KAFA has contractually agreed to waive or reimburse us for base management fees in an amount equal on an annual basis to 0.50% of our average total assets.

Incentive Fee

The incentive fee consists of two parts. The first part of the incentive fee (the “Net Investment Income Fee”), which is calculated and payable quarterly in arrears, will equal 20% of the excess, if any, of our Adjusted Net Investment Income for the quarter over a quarterly hurdle rate equal to 1.875% (7.50% annualized) of our average net assets for such quarter.

For this purpose, “Adjusted Net Investment Income” means interest income (including accrued interest that we have not yet received in cash), dividend and distribution income from equity investments (including distributions from Limited Partnerships that are treated as return of capital) and any other income, including any other fees, such as commitment, origination, syndication, structuring, diligence, monitoring and consulting fees or other fees that we receive from portfolio companies (other than fees for providing significant managerial assistance to our portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, any interest expense and dividends paid on issued and outstanding preferred stock, if any, but excluding the incentive fee). Adjusted Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital gains or losses. Accordingly, we may pay an incentive fee based partly on accrued interest, the collection of which is uncertain or deferred. Adjusted Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. For example, accrued interest, if any, on our investments in zero coupon bonds (if any) will be included in the calculation of our incentive fee, even though we will not receive any cash interest payments in respect of payment on the bond until its maturity date. Thus, if we do not have sufficient liquid assets to pay this incentive fee or dividends to stockholders, we may be required to liquidate assets in order to do so. The calculations will be appropriately pro rated for any period of less than one quarter.

The second part of the incentive fee (the “Capital Gains Fee”) will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment management agreement, as of the termination date), and will equal (1) 20% of (a) our net realized capital gains (realized capital gains less realized capital losses) on a cumulative basis from the closing date of this offering to the end of such fiscal year, less (b) any net unrealized capital losses at the end of such fiscal year (such difference, “Adjusted Realized Capital Gains”), less (2) the aggregate amount of all Capital Gains Fees paid to KAFA in prior fiscal years.

Realized capital gains on an investment will be calculated as the excess of the net amount realized from the sale or other disposition of such security over the original cost for the security. Realized capital losses on a security will be calculated as the amount by which the net amount realized from the sale or other disposition of such security is less than the original cost of such security. Unrealized capital loss on a security will be calculated as the amount by which our original cost of such security exceeds the fair value of such security at the end of a fiscal year. All fiscal year-end valuations will be determined by us in accordance with generally accepted accounting principles, the 1940 Act and our pricing procedures.

Examples of Incentive Fee Calculation

Example 1: Quarterly Investment Income Related Portion of Incentive Fee:

Summary

Set forth below are two alternative examples of the calculation of the quarterly investment income-related incentive fee, which are summarized in the following table:

	Alternative 1	Alternative 2

Adjusted Net Investment Income for fiscal quarter	Less than hurdle rate	Exceeds the hurdle rate
Result	No incentive fee	Incentive fee paid totals 20% of the excess of (a) Adjusted Net Investment Income over (b) average total assets for the quarter multiplied by the quarterly hurdle rate

Assumptions and Descriptions (shown as percentages of total net assets)

Hurdle rate of return	1.8750%	Quarterly rate calculated based on 7.5000% annualized hurdle rate.
Incentive fee rate	20.0000%
Base management fee	0.4375%	Quarterly rate calculated based on 1.7500% annual base management fee.
Other expenses	0.1525%	Includes estimated fees and expenses of our administrator, legal counsel, accountants, custodian, transfer agent, and other of our expenses. Our actual other quarterly expenses may be higher or lower.

Hypothetical Quarterly Adjusted Net Investment Income Calculation

	Alternative 1	Alternative 2
	(percentage of total net assets)

Hypothetical quarterly investment income	2.0000%	2.5000%
Less: Management fee	0.4375%	0.4375%
Less: Other expenses	0.1525%	0.1525%

Adjusted Net Investment Income	1.4100%	1.9100%

Adjusted Net Investment Income Portion of Incentive Fee Calculation

	Alternative 1	Alternative 2
	(percentage of total net assets)

Does income exceed hurdle rate?	No	Yes
Adjusted Net Investment Income	1.4100%	1.9100%
Less: Hurdle rate	1.8750%	1.8750%

Adjusted Net Investment Income In Excess of Hurdle Rate	0.0000%	0.0350%
Multiplied by: incentive fee rate	20.0000%	20.0000%

Total Investment Income Portion of Incentive Fee	0.0000%	0.0070%

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A is sold for $60 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

Based on the foregoing assumptions for this Alternative 1, the Capital Gains Fee, if any, would be:

•	Year 1: None

•	Year 2: Capital Gains Fee of $8 million $40 million realized capital gains on sale of Investment A multiplied by 20% equals $8 million

•	Year 3: None

20% multiplied by ($40 million cumulative realized capital gains less $5 million unrealized capital loss) less $8 million (previous capital gains fee paid in Year 2) equals $(1) million (i.e. no Capital Gains Fee payable)

•	Year 4: Capital Gains Fee of $200,000 $41 million cumulative realized capital gains multiplied by 20% less $8 million (previous capital gains fee paid in Year 2) equals $200,000

Alternative 2:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $49 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $26 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $35 million

Based on the foregoing assumptions for this Alternative 2, the Capital Gains Fee, if any, would be:

•	Year 1: None

•	Year 2: Capital Gains Fee of $5 million

20% multiplied by $25 million ($29 million realized capital gains on Investment A less $4 million net unrealized capital losses ($1 million unrealized capital gain on Investment C less $5 million unrealized capital loss on Investment B)) equals $5 million

•	Year 3: Capital Gains Fee of $1.2 million

$6.2 million (20% multiplied by $31 million ($34 million cumulative realized capital gains less $3 million unrealized capital losses on Investment B)) less $5 million capital gains fee received in Year 2 equals $1.2 million

•	Year 4: Capital Gains Fee of $600,000

$6.8 million (20% multiplied by $34 million cumulative realized capital gains) less $6.2 million (cumulative capital gains fees paid in Year 2 and Year 3) equals $600,000

•	Year 5: Capital Gains Fee of $1 million

$7.8 million (20% multiplied by $39 million cumulative realized capital gains) less $6.8 million (cumulative capital gains fee paid in Year 2, Year 3 and Year 4) equals $1 million

Duration and Termination

The investment management agreement was approved by our board of directors on          , 2006. Unless earlier terminated as described below, the investment management agreement will continue in effect from year to year after its initial two-year term so long as its continuation is approved at least annually by our directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The investment management agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the board of directors or by a vote of a majority of our outstanding voting securities (as defined under the 1940 Act) (accompanied by appropriate notice), and will terminate automatically upon assignment. The investment management agreement may also be terminated, at any time, without payment of any penalty, by the board of directors or by vote of a majority of our outstanding voting securities (as defined under the 1940 Act) (accompanied by appropriate notice), in the event that it shall have been established by a court of competent jurisdiction that KAFA has, or personnel of KAFA have, taken any action which results in a breach of the covenants of KAFA set forth in the investment management agreement.

Indemnification

The investment management agreement provides that KAFA shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of KAFA in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the investment management agreement.

Payment of Our Expenses

All senior professionals of KAFA and their support staff, when and to the extent engaged in providing management services necessary for the operation and conduct of our business, and the compensation and routine operating expenses of such personnel allocable to such services, will be provided and paid for by KAFA. As more fully described in “Discussion of Management’s Expected Operating Plans — Expenses,” we will bear all other costs and expenses of our operations and transactions.

Kayne Anderson Fund Advisors, LLC

Kayne Anderson Fund Advisors, LLC is a Delaware limited liability company and a newly formed entity registered with the SEC under the Advisers Act. KAFA is an affiliate of KACALP and is operated by senior professionals of KACALP. KACALP is a California limited partnership and an investment adviser registered with the SEC under the Advisers Act. KACALP has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne and John E. Anderson. KACALP’s predecessor was established as an independent investment advisory firm in 1984. KACALP has invested in Energy Companies since 1992. The principal address of KAFA is 1100 Louisiana Street, Suite 4550, Houston, Texas 77002.

KAFA is our investment adviser, and also is responsible for managing our business affairs and providing certain clerical, bookkeeping and other administrative services. KAFA’s management of our portfolio is led by Kevin S. McCarthy and J.C. Frey. These portfolio managers draw on the research and analytical support of David L. LaBonte, a Senior Managing Director and Director of Research of KACALP, as well as the experience and expertise of other professionals, including Richard Kayne, KACALP’s Chief Executive Officer, and Robert V. Sinnott, KACALP’s President and Chief Investment Officer, as well as Richard J. Farber, James C. Baker and Michael Schimmel. See “— Non-Director Officers” for biographical information on Messrs. McCarthy, Frey and Baker.

David L. LaBonte is a Senior Managing Director and Director of Research of KACALP. He is responsible for overseeing Kayne Anderson’s research department, which provides equity research and analytics of energy-related master limited partnerships, oil and gas royalty trusts, companies engaged in coal production and marine transportation, as well as various other publicly traded companies in the energy and power industries. Mr. LaBonte joined Kayne Anderson in April 2005 from Citigroup’s Smith Barney unit, where he was a Managing Director in the U.S. Equity Research Division responsible for providing research coverage of MLPs and other Energy Companies. Mr. LaBonte worked at Smith Barney from 1998 until March

2005. Prior thereto, he was a vice president in the Investment Management Group of Wells Fargo Bank, where he was responsible for research coverage of the natural gas pipeline industry and managing equity and fixed-income portfolios. In 1993, Mr. LaBonte received his BS degree in Corporate Finance from California Polytechnic University-Pomona.

Richard A. Kayne is Chief Executive Officer of KACALP and its affiliated broker-dealer, KA Associates, Inc. He began his career in 1966 as an analyst with Loeb, Rhodes & Co. in New York. Prior to forming Kayne Anderson’s predecessor in 1984, Mr. Kayne was a principal of Cantor Fitzgerald & Co., Inc., where he managed private accounts, a hedge fund and a portion of firm capital. Mr. Kayne is a trustee of and the former Chairman of the Investment Committee of the University of California at Los Angeles Foundation, and is a trustee and Co-Chairman of the Investment Committee of the Jewish Community Foundation of Los Angeles. He earned a BS degree in Statistics from Stanford University in 1966 and an MBA degree from UCLA’s Anderson School of Management in 1968.

Robert V. Sinnott is President, Chief Investment Officer and Senior Managing Director of Energy Investments of KACALP. Mr. Sinnott is a member of the board of directors of Plains All American Pipeline, LP. He joined Kayne Anderson in 1992. From 1986 to 1992, Mr. Sinnott was vice president and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, he served as director of corporate finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a vice president and debt analyst for Bank of America in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, he received an MBA degree in Finance from Harvard University.

Richard J. Farber is a Senior Managing Director of KACALP. Mr. Farber is responsible for proprietary trading and hedging, and serves as Portfolio Manager for arbitrage strategies. He also provides analytical support in the Energy Company area. Mr. Farber joined Kayne Anderson in 1994. From 1990 to 1994, Mr. Farber was vice president of Lehman Brothers’ Commodity Risk Management Group, specializing in energy trading. He also worked at Lehman Brothers as an institutional equity trader from 1988 to 1990. From 1985 to 1986, Mr. Farber was employed by Salomon Brothers, Inc. as a mortgage bond analyst. Mr. Farber graduated from Franklin and Marshall College in 1982 with a BA degree in Economics. In 1988, he received his MBA degree in Finance from UCLA’s Anderson School of Management.

Michael Schimmel is a research analyst for KACALP. Mr. Schimmel is responsible for convertible bond, high-yield bond, and leveraged bank loans within the energy sector. Prior to joining Kayne Anderson in 2005, he was an analyst/trader at Akanthos Capital Management, LLC, a Los Angeles based hedge fund that specializes in convertible arbitrage and capital structure arbitrage. From 1994 to 1999 and from 2001 to 2003, he worked as a high yield credit analyst at Trust Company of the West, where he followed the chemical, refining, paper/packaging, telecommunications tower, waste management and lodging/leisure industries. Mr. Schimmel earned a B.A. in Economics from Pomona College in 1993 and an M.B.A. from the UCLA Anderson School of Management in 2001.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Conflicts of Interest

Our investment adviser and its senior professionals generally will be engaged in substantial investment activities for other clients in which we will have no interest. They may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Our investment adviser and its senior professionals may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objective and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by our investment adviser or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, our directors and officers have a fiduciary obligation to act in our best interest.

KACALP manages two closed-end management investment companies registered under the 1940 Act, Kayne Anderson MLP Investment Company, a publicly traded MLP fund, and Kayne Anderson Energy Total Return Fund, Inc., a publicly traded non-diversified energy fund, as well as several private investment funds (together with other funds advised by Kayne Anderson, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. Kayne Anderson may at some time in the future, manage other investment funds with the same investment objective as ours.

Our investment opportunities may be limited by affiliations of our investment adviser and its senior professionals with Limited Partnerships or other Energy Companies. Additionally, to the extent that Kayne Anderson sources and structures private investments in MLPs, certain employees of Kayne Anderson may become aware of actions planned by publicly traded Energy Companies, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in a publicly traded Energy Company about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded Energy Company securities.

Under the 1940 Act, we and our affiliates, including Affiliated Funds, may be precluded from co-investing in certain private placements of securities such as our Targeted Investments. Kayne Anderson has applied to the SEC for exemptive relief to permit us to co-invest in private placements with certain Affiliated Funds. If our application is granted, we may co-invest in such opportunities with Affiliated Funds on the basis of the suitability of, and capital available for, the investment, subject to certain conditions. We cannot assure you that the requested relief will be granted by the SEC. Kayne Anderson will allocate private investment opportunities among their respective clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies (even giving effect to any exemptive order that we may receive from the SEC) may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Kayne Anderson will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

KAFA may be offered non-monetary benefits or “soft dollars” by brokers to induce KAFA to engage those brokers to execute securities transactions on behalf of us. These soft dollars may take the form of research regarding securities investments, and may be available for use by KAFA in connection with transactions in which we do not participate. See “Portfolio Transactions and Brokerage.”

Employees of Kayne Anderson who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for our portfolio or that are currently held by us, subject to certain general restrictions and procedures set forth in a code of ethics adopted by Kayne Anderson. The personal securities transactions of the access persons of Kayne Anderson will be governed by its code of ethics. See “Regulation — Codes of Ethics.”

Certain Affiliations

We and KAFA are currently affiliated with KA Associates, Inc., an NASD member broker-dealer. Absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. Subject to compliance with those restrictions, any amounts that we may incur in agency transactions with KA Associates, Inc. may be more or less than what would be paid in an arms-length transaction. KA Associates, Inc. may be a member of the selling group of this offering. See “Underwriting” on page  .

Our Independent Directors will review any investment decisions that may present potential conflicts of interest between Kayne Anderson and us in accordance with specific procedures and policies adopted by the board.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, there will be          shares of common stock outstanding and [one] stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

Percentage of common stock outstanding
		Immediately Prior to this Offering		Immediately After this Offering(1)
Name and Address(2)	Type of Ownership	Shares Owned	Percentage	Shares Owned	Percentage

Kayne Anderson Fund Advisors, LLC					*
All officers and directors as a group					*

*	Represents less than 1% of our outstanding common stock.

(1)	Assumes issuance of 12,000,000 shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ over-allotment option.

(2)	The address for KAFA and all officers and directors is 1100 Louisiana Street, Suite 4550, Houston, Texas 77002.

OUTSTANDING SECURITIES

The following table sets forth certain information regarding our authorized shares under our amended and restated charter and shares outstanding as of          , 2006.

			Amount Outstanding Exclusive of
		Amount Held by Us or	Amount held by Us or
Title of Class	Shares Authorized	for our Account	for our Account

Common Stock	200,000,000	—

DETERMINATION OF NET ASSET VALUE

We will determine our net asset value per share of our common stock quarterly. Net asset value per share of our common stock is computed by dividing the value of all of our assets (including accrued interest and dividends), less all of our liabilities (including accrued expenses, dividends payable and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of shares outstanding.

We expect that our portfolio will primarily include securities that are privately issued or illiquid. For these securities, as well as any other portfolio security held by us for which reliable market quotations are not readily available, valuations will be determined in good faith by our board of directors under a valuation policy and a consistently applied valuation process. Unless otherwise determined by our board of directors, the following valuation process, approved by the board of directors, will be used for such securities:

•	Investment Team Valuation. The applicable investments will initially be valued by our investment adviser’s senior professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions will be documented and discussed with senior management of our investment adviser. Such valuations will be submitted to the Valuation Committee (a committee of our board of directors) on a quarterly basis, and until determinations of the Valuation Committee are made with respect to such valuations, they will stand for intervening periods of time unless a senior officer of our investment adviser determines that adjustments to such preliminary valuations are appropriate to avoid valuations that are stale or do not represent fair value.

•	Valuation Committee. The Valuation Committee shall meet on or about the end of each quarter to consider new valuations presented by our investment adviser, if any, which were made in accordance with the Valuation Procedures in such quarter. Between meetings of the Valuation Committee, a senior officer of our investment adviser is authorized to make valuation determinations. The Valuation Committee’s valuation determinations will be subject to ratification by our board at its next regular meeting.

•	Valuation Firm. No less frequently than quarterly, a third-party valuation firm engaged by our board of directors will review the valuation methodologies and calculations employed for these securities. Initially our independent third-party valuation firm will be .

•	Board of Directors Determination. Our board of directors will consider the valuations provided by our investment adviser and the Valuation Committee and ratify valuations for the applicable securities at each quarterly board meeting. Our board of directors will consider the reports provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

During the course of such valuation process, whenever possible, privately issued equity investments are valued using comparisons of financial ratios of the portfolio companies that issued such equity securities to any peer companies that are public. The value is then discounted to reflect the illiquid nature of the investment, as well as our minority, non-control position. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments in privately issued securities may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material. As a general rule, we do not value our loans or debt securities above cost, but loans and debt securities are subject to fair value write-downs when the asset is considered impaired.

Factors that we may take into account in fair value pricing our investments include, as relevant, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities, the nature and realizable value of any collateral and other relevant factors. Determination of fair values involves subjective judgments and estimates, which may not be audited. Accordingly, under current auditing standards, we expect that the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

We expect to invest in one or more taxable subsidiaries formed by us to make and hold investments in accordance with our investment objective. Our investment in such a subsidiary will be valued based on the net asset value of the subsidiary. The net asset value of the subsidiary will be computed by subtracting from the value of all of the subsidiary’s assets all of its liabilities, including but not limited to taxes. The subsidiary’s portfolio securities will be valued in accordance with the same valuation procedures applied to our portfolio securities and described above in this section.

Unless otherwise determined by our board of directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) will be valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount will initially be equal in amount to the discount negotiated at the time of purchase. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, our investment adviser may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.

For publicly traded securities with a readily available market price, the valuation procedure is as described below. Readily marketable portfolio securities listed on any exchange other than the NASDAQ are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, will be valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by us using a pricing service. When price quotes are not available, fair market value will be based on prices of comparable securities. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.

Any derivative transaction that we enter into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating our net asset value. Any option transaction that we enter into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts will be valued at the closing price in the market where such contracts are principally traded.

Determination of fair values can involve subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

We have adopted a Dividend Reinvestment Plan (the “Plan”) that provides that unless you elect to receive your dividends or other distributions in cash, they will be automatically reinvested by the Plan Administrator, [          ], in additional shares of our common stock. If you elect to receive your dividends or other distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a registered stockholder to have their cash dividend reinvested share of our common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:

(1) If our common stock is trading at or above net asset value at the time of valuation, we will issue new shares at a price equal to the greater of (i) our common stock’s net asset value on that date or (ii) 95% of the market price of our common stock on that date.

(2) If our common stock is trading below net asset value at the time of valuation, the Plan Administrator will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause us to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by us at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid entirely in common stock issued by us.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as we and the Plan Administrator may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Administrator will sell your shares and send you the proceeds, minus brokerage commissions. The Plan Administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See “Material U.S. Federal Income Tax Considerations” at page   .

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Plan Administrator’s fees under the Plan will be borne by us. There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the board of directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from [          ] at [          ].

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not included tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold our common stock as capital assets within the meaning of the Code. The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if a court within the United States can exercise primary supervision over its administration, and one or more United States persons have the authority to control all of the substantial decisions of that trust (or the trust was in existence on August 20, 1996, and validly elected to continue to be treated as a U.S. trust).

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Qualification as a RIC

We intend to qualify for the special tax treatment afforded to RICs under Subchapter M of the Code. As long as we qualify, we (but not our stockholders) will not be subject to federal income tax on the part of our net ordinary income and net realized capital gains that we distribute to our stockholders. In order to qualify as a RIC for federal income tax purposes, we must meet three key tests, which are described below and qualify to be treated as a business development company under the 1940 Act at all times during each taxable year. Failure to meet any of the quarterly tests would disqualify us from RIC tax treatment for the entire year. However, in certain situations we may be able to take corrective action within 30 days of the end of a quarter, which would allow us to remain qualified.

The Income Test.  At least 90% of our gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities or currencies. Net income from a “qualified publicly traded partnership” will also be included as qualifying income for purposes of the 90% gross income test. A “qualified publicly traded partnership” is a publicly traded partnership that is treated as a partnership for U.S. federal income tax purposes and that derives less than 90% of its gross income from the foregoing types of income. To the extent we hold interests in entities that are taxed as grantor trusts for Federal income tax purposes or are partnerships that are not treated as “qualified publicly traded partnerships,” the income derived from such investments may not be treated as qualifying income for purposes of the 90% gross income test.

The Diversification Tests.  We must diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. We refer to these tests as the “Diversification Tests.”

As set forth above, one requirement of the Diversification Tests is that, at the end of each quarter of each taxable year, not more than 25% of the value of our total assets is invested in the securities (other than the securities of other RICs) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses. There is limited guidance beyond some general guidelines in the Treasury Regulations concerning the determination of what constitutes similar trades or businesses. Therefore, to determine whether issuers are engaged in the same or similar trades or businesses, we have classified the activities of Energy Companies by distinct business functions. These business functions were determined primarily by using standard industry classification codes, or “SIC codes,” that are generally used by companies in the energy industry.

We expect to form one or more taxable subsidiaries to make and hold investments in accordance with our investment objective, and such taxable subsidiaries may in turn hold equity securities issued by certain non-traded limited partnerships. Although we intend that any investment in such taxable subsidiaries and non-traded limited partnerships will be within the 25% limit set forth above, it is possible that the IRS will not respect our determinations that certain taxable subsidiaries and non-traded limited partnerships are not engaged in the same or similar trades or businesses or related trades or businesses. If any such controlled entities are determined to be engaged in related trades or businesses, our ownership in them would be aggregated, possibly causing a violation of the 25% limit set forth above. Failure to meet the Diversification Tests may result in our having to dispose of certain investments at times we would not consider advantageous in order to prevent the loss of RIC status.

The Annual Distribution Requirement.  Our deduction for dividends paid to our stockholders during the taxable year must equal or exceed 90% of the sum of (i) our investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) our net tax-exempt interest (the excess of our gross tax-exempt interest over certain disallowed deductions). For purposes of this distribution test, we may elect to treat as paid on the last day of the fiscal year all or part of any dividends that we declare after the end of our taxable year. Such dividends must be declared before the due date for filing our tax return, including any extensions. We intend to distribute at least annually substantially all of such income. We will refer to this distribution requirement as the “Annual Distribution Requirement.”

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, we must distribute during each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for the one-year period ending on November 30, the last day of our taxable year (which we intend to elect to use for this purpose), and (iii) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. We refer to this distribution requirement as the “Excise Tax Avoidance Requirement.” While we intend to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of our taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by us in October, November or December of the year, payable to stockholders of record on a date during such a month and paid by us during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Equity securities issued by certain non-traded limited partnerships in which we invest may not produce qualifying income for purposes of determining our compliance with the 90% gross income test applicable to RICs. As a result, we expect to form one or more wholly owned taxable subsidiaries to make and hold certain investments in accordance with our investment objective. The dividends received from such taxable subsidiaries will be qualifying income for purposes of the 90% gross income test. In general, the amount of cash received from such wholly owned subsidiaries will equal the amount of cash received from the limited partnerships as reduced by income taxes paid by such subsidiaries.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (which is generally our net long-

term capital gains in excess of net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2010, if the distributions are attributable to common stock held by the U.S. stockholder for more than one year. It is not anticipated that distributions paid by us will be attributable to dividends from corporations; therefore, our distributions generally will not be eligible for the maximum tax rate of 15% applicable to qualified dividend income. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not capital gains dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations.

Under the dividend reinvestment plan, a U.S. stockholder can have all cash distributions automatically reinvested in additional shares of our common stock. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” We cannot, however, treat any of our “investment company taxable income” as a “deemed distribution.” If we designate any of our retained capital gains as a deemed distribution, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We will be subject to alternative minimum tax, also referred to as AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as capital gain if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less (determined by applying the holding period rules contained in Section 852(b)(4)(C) of the Code) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% (for taxable years beginning on or before December 31, 2010) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate applicable to “qualified dividends”) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Due to the nature of our expected investments, dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualified dividends.

We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom notification has been received from the IRS to the effect that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences because the interest income and certain short-term capital gains that generally would not be subject to tax if earned directly by a Non-U.S. stockholder are transformed into dividends that are subject to U.S. income tax as described below. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and the excess of net short-term capital gain over net long-term capital losses), will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. stockholder. In such latter case the distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. stockholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the Non-U.S. stockholder in the United States or (b) the Non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable, and certain other conditions are satisfied. In addition, gain on your sale of our common stock will be subject to federal income tax if we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date you sell our common stock and your holding period for such common stock and you held more than 5% of our common stock at any time during the five-year period preceding the disposition. Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the dividend reinvestment plan, a Non-U.S. stockholder can have all cash distributions automatically reinvested in additional shares of our common stock. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our “investment company taxable income” and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if a treaty applies, it is not attributable to a permanent establishment or a fixed base), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business or attributable to a permanent establishment or fixed base, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders. The Non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Failure to Qualify as a RIC

If, in any taxable year, we fail to qualify as a RIC, we would be taxed in the same manner as an ordinary corporation and distributions from earnings and profits (as determined under U.S. federal income tax principles) to our stockholders would not be deductible by us in computing our taxable income. In such case, distributions to our stockholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual stockholders (provided that certain holding period and other requirements were met), and (ii) for the dividends-received deduction in the case of corporate stockholders. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. In addition, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Other Taxation

Our stockholders may be subject to state, local and foreign taxes on their distribution from us. Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of investing in our shares.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.

General

Our authorized capital stock consists of 200,000,000 shares of stock, par value $0.001 per share, all of which is initially classified as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We intend to apply to list shares of our common stock on the NYSE under the symbol “KED”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our Charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our Charter provides that the board of directors, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, appraisal, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our Charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without the approval of the holders of our common stock. Holders of common stock have no preemptive right to purchase any preferred stock that might be issued.

Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

We may elect to issue preferred stock as part of our leverage strategy. The board of directors also reserves the right to issue preferred stock to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding shares of preferred stock to 50% of the value of our total assets less our liabilities and indebtedness. We cannot assure you, however, that any preferred stock will be issued. Although the terms of any preferred stock, including dividend rate, liquidation preference and redemption provisions, will be determined by the board of directors, subject to applicable law, the Charter and any Articles Supplementary creating the preferred stock, it is likely that the preferred stock will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic re-determination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. We also believe that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred stock will be similar to those stated below.

Liquidation Preference.  In the event of any voluntary or involuntary liquidation, dissolution or winding up by us, the holders of preferred stock will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share of preferred stock plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of our common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of assets by us.

Voting Rights.  The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of our common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock have the right to elect a majority of our directors at any time two years’ dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred stock, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “— Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that there are any shares of preferred stock outstanding. The board of directors presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred stock will have equal voting rights with holders of our common stock (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of our common stock as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Stock by us.  The terms of any preferred stock issued are expected to provide that (1) they are redeemable by us in whole or in part at the original purchase price per share plus accrued dividends per share, (2) we may tender for or purchase preferred stock and (3) we may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred stock by us will reduce the leverage applicable to our common stock, while any resale of shares by us will increase that leverage.

The discussion above describes the possible offering of preferred stock by us. If the board of directors determines to proceed with such an offering, the terms of the preferred stock may be the same as, or different from, the terms described above, subject to applicable law and our Charter and Bylaws. The board of directors, without the approval of the holders of our common stock, may authorize an offering of preferred stock or may determine not to authorize such an offering, and may fix the terms of the preferred stock to be offered.

Borrowings

The Maryland General Corporation Law authorizes us, without prior approval of our stockholders, to borrow money. In this connection, we may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) (“Borrowings”) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such Borrowing, we may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

Limitations on Borrowings.  Under the requirements of the 1940 Act, we, immediately after any Borrowings, must have an asset coverage of at least 200%. With respect to any Borrowings, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), which includes any preferred stock, bears to the aggregate amount of such Borrowings represented by senior securities issued by us. Certain types of Borrowings may result in our being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, we may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by us. Such restrictions may be more stringent than those imposed by the 1940 Act.

Distribution Preference.  The rights of our lenders to receive interest on and repayment of principal of any such Borrowings will be senior to those of the common stockholders, and the terms of any such Borrowings may contain provisions which limit certain activities, including the payment of dividends to common stockholders in certain circumstances.

Voting Rights.  The 1940 Act does (in certain circumstances) grant to our preferred stockholders certain voting rights in the event the asset coverage falls below specified levels. If those provisions would impair our status as a RIC, we, subject to our ability to liquidate our portfolio, intend to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings by us.

Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors.  Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2007, 2008 and 2009, respectively, and in each case, those directors will serve until their successors are elected and qualify. Beginning in 2007, upon expiration of their initial terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors.  Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our Charter, our board of directors may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal.  Our Charter provides that the number of directors will be set only by the board of directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland

General Corporation Law nor more than fifteen. Our Charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that, subject to the holders of one or more class or series of preferred stock to elect or remove directors, a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders.  Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.  Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.  Our Bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our Secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws.  Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80% of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors. Our Charter and Bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

No Appraisal Rights.  Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our Charter provides that stockholders will not be entitled to exercise appraisal rights.

Limitation on Liability of Directors and Officers.  Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served a predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor.

Maryland law requires a corporation (unless its charter provide otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Control share acquisitions.  The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquiror, by our officers or by our directors are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel our board of directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then we may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. Our right to repurchase control shares is subject to certain conditions and limitations, including, as provided in our Bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if we are a party to the transaction or (b) to acquisitions approved or exempted by our Charter or Bylaws.

Our Bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our Bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests.

Business combinations.  Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if our board of directors approved in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, our board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by our board of directors.

After the five-year prohibition, any business combination between a Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by our board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act.  Our Bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our Bylaws to be subject to such Act) and the Business Combination Act, or any provision of our Charter or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

COMMON STOCK REPURCHASES

In recognition of the possibility that our common stock might trade at a discount to net asset value and that any such discount may not be in the interest of our common stockholders, our board of directors, in consultation with our investment adviser, from time to time may, but is not required to, review possible actions to reduce any such discount. Our board of directors also may, but is not required to, consider from time to time open market repurchases of and/or tender offers for our common stock, as well as other potential actions, to seek to reduce any market discount from net asset value that may develop. After any consideration of potential actions to seek to reduce any significant market discount, our board of directors may, subject to its applicable duties and compliance with applicable state and federal laws, authorize the commencement of a repurchase program or tender offer for our common stock. The size and timing of any such share repurchase program or tender offer will be determined by the board of directors in light of the market discount of our common stock, trading volume of our common stock, information presented to the board of directors regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. There can be no assurance that we will in fact effect repurchases of or tender offers for any of our common stock. We may, subject to our investment limitation with respect to leverage, use leverage to finance such repurchases or a tender offer or for other valid purposes. Interest on any such Leverage Instruments would increase our expenses and reduce our net income.

There can be no assurance that repurchases of our common stock or tender offers, if any, will cause our common stock to trade at a price equal to or in excess of its net asset value. Nevertheless, the possibility that a portion of our outstanding common stock may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. Sellers may be less inclined to accept a significant discount in the sale of their common stock if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common stock in conjunction with an announced repurchase program or tender offer for our common stock.

Although our board of directors believes that repurchases or tender offers generally would have a favorable effect on the market price of our common stock, the acquisition of common stock by us will decrease our total assets and therefore will have the effect of increasing our expense ratio and decreasing the asset coverage with respect to any Leverage Instruments outstanding. Because of the nature of our investment objective, policies and portfolio, particularly our investment in illiquid or otherwise restricted securities, it is possible that repurchases of common stock or tender offers could interfere with our ability to manage our investments in order to seek our investment objective. Further, it is possible that we could experience difficulty in borrowing money or be required to dispose of portfolio securities to consummate repurchases of or tender offers for common stock.

REGULATION

We have elected to be treated as a business development company under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code. By electing to be treated as a business development company, we will be subject to various provisions of the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. We may not change the nature of our business so as to cease to be, or withdraw our election to be treated as, a business development company without first obtaining the approval of a majority of our outstanding voting securities.

The Advisers Act generally prohibits investment advisers from entering into investment advisory contracts with an investment company that provides for compensation to the investment adviser on the basis of a share of capital gains or capital appreciation of the funds or any portion of the funds of the investment company. However, the Advisers Act does permit the payment of compensation based on capital gains in an investment advisory contract between an investment adviser and a business development company. We have elected to be treated as a business development.

The following is a brief description of certain provisions of the 1940 Act to which we are subject, and is qualified in its entirety by reference to the full text of the 1940 Act and the rules thereunder.

•	We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions (with respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act).

•	Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances.

•	We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act.

•	Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company.

•	With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses for, among other things, fees charged by such other companies.

None of these policies are fundamental and may be changed without stockholder approval but we will still be required to comply with any limits imposed by the 1940 Act. See “Business” for a detailed description of our investment objective, policies and restrictions and more information about our potential portfolio investments, including information about fundamental policies which may not be changed without the approval of the holders of a majority of our outstanding voting securities.

Qualifying Assets

A business development company must be organized and have its principal place of business in the United States and operated for the purpose of investing in securities of certain present and former “eligible portfolio companies” (as described in 1, 2, and 3 below) or certain bankrupt or insolvent companies, and must make available significant managerial assistance to its portfolio companies. A business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least

70% of the company’s total assets, which we refer to as the “70% Test.” The principal categories of qualifying assets relevant to our proposed business are the following:

1. Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

(a) is organized under the laws of, and has its principal place of business in, the United States or any state;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) either: (i) does not have any class of securities with respect to which a broker or dealer may extend margin credit; (ii) is controlled by us or a group of companies including us and an affiliated person of us is a director of the eligible portfolio company; (iii) is a small and solvent company that has total assets of not more than $4 million and capital and surplus of not less than $2 million, or (iv) meets such other criteria as may be established by the SEC.

2. Securities of any eligible portfolio company that we control.

3. Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4. Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5. Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6. Cash, cash equivalents, U.S. Government securities or high-quality debt instruments maturing in one year or less from the time of investment.

Control is presumed to exist where we own more than 25% of the outstanding voting securities of a portfolio company. The 1940 Act prohibits or restricts us from investing in certain types of companies such as brokerage firms, insurance companies, investment banking firms, and investment companies.

Uncertainty as to the application of aspects of the federal margin rules may make it difficult for us to determine which companies would qualify as eligible portfolio companies that satisfy the statutory requirement for our investments. See “Risk Factors — Risks Related to Our Business and Structure —  If our primary investments are deemed not to be qualifying assets, we could be precluded from investing in the manner described in this prospectus or deemed to be in violation of the 1940 Act and may not qualify to be treated as a Business Development Company.” The SEC issued proposed rules which would define an eligible portfolio company as any company that does not have securities listed on a national securities exchange or association. In addition, legislation that has been passed by the U.S. House of Representatives and is currently pending in the U.S. Senate would expand the definition of eligible portfolio companies to include publicly traded companies with a market capitalization of less than $250 million. If adopted or enacted, the effect of these rules or laws would be to significantly reduce or eliminate confusion surrounding the qualification of a private company with outstanding debt securities as an eligible portfolio company and to enable us to treat investments in publicly traded companies having requisite market capitalizations as qualifying assets for purposes of satisfying the 70% Test. The latter development could also cause us to modify our investment strategy to avail ourselves of different investment opportunities. We continue to monitor this issue closely and intend to adjust our investment focus as needed to comply with and/or take advantage of these rules or laws if adopted or enacted or of any other future administrative position, judicial decision or legislative action.

Non-Qualifying Assets

We intend to invest up to 30% of our total assets in assets that are not qualifying assets and are not subject to the limitations referenced above. We anticipate that these investments will primarily consist of publicly traded securities of MLPs and entities that are affiliated with MLPs.

If the value of non-qualifying assets should at any time exceed 30% of our total assets, we will be precluded from acquiring any additional non-qualifying assets until such time as the value of our qualifying assets again equals at least 70% of our total assets.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% Test, as a business development company, we must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that where a business development company purchases such securities in conjunction with one or more persons acting together, one of the other persons may make available such managerial assistance. Making available significant managerial assistance means, among other things, (1) any arrangement whereby we, through our directors, officers or employees, offer to provide, and, if accepted, do so provide, significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company, (2) the exercise of a controlling influence over the management or policies of a portfolio company by us acting individually or as part of a group acting together to control such company, or (3) with respect to small business investment companies, the making of loans to a portfolio company. We need only extend significant managerial assistance with respect to portfolio companies that are treated as “qualifying assets” for the purpose of satisfying the 70% Test.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt instruments maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. We may invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Co-Investments

The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, we are prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any of our directors or officers, our investment adviser or any entity controlled or advised by any of them. See “Certain Relationships and Related Party Transactions — Conflicts of Interest” for a discussion of co-investments in certain private placements of securities from which our participation is currently precluded.

Senior Securities

We will be permitted, under specified conditions, to issue multiple classes of senior indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. There is no assurance that we will utilize Leverage Instruments. We do not intend to use leverage until the proceeds of this offering are substantially invested in accordance with our investment objective. After we have invested substantially all of the proceeds of this offering, depending on market conditions, we currently expect to use leverage in an aggregate amount equal to 30% of our total assets, which includes assets obtained through such leverage. However, in certain circumstances we could increase our leverage to 50% of our total assets, the maximum amount allowable under the 1940 Act. See “Use of Leverage.” For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to Our Business and Structure — If we issue Leverage Instruments, you will be exposed to additional risks, including the risk that our use of leverage can magnify the effect of any losses we incur.”

Sale and Purchase of Shares

We may sell shares of our common stock at a price below our prevailing net asset value per share only upon the approval of the policy by security holders holding a majority of the shares we have issued, including a majority of shares held by nonaffiliated security holders except in connection with an offering to our existing stockholders (including a rights offering), upon conversion of a convertible security, or upon exercise of certain warrants. We may repurchase our shares subject to the restrictions of the 1940 Act.

Code of Ethics

We and Kayne Anderson have each adopted a code of ethics, as required by federal securities laws (including Rule 17j-1 of the 1940 Act). Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for our portfolio or that are currently held by us, subject to certain general restrictions and procedures. The personal securities transactions of our access persons and those of Kayne Anderson will be governed by the applicable code of ethics. For information on how to obtain a copy of each code of ethics, see “Available Information.”

Proxy Voting Policies and Procedures

SEC-registered advisers that have the authority to vote proxies with respect to securities owned by their clients (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that they vote proxies in the best interests of their clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in the portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our investment adviser, to whom our board of directors has delegated the authority to develop policies and procedures relating to proxy voting. our investment adviser’s proxy voting policies and procedures are summarized below.

In determining how to vote, the senior professionals of our investment adviser take into account our interests, those of our principal underwriters, any affiliated persons and our investors as well as any potential conflicts of interest. When our investment adviser’s senior professionals identify a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to our investment adviser’s Proxy Voting Committee for a final decision. If our investment adviser determines that such conflict prevents our investment adviser from determining how to vote on the proxy proposal in our best interests, our investment adviser shall either (1) vote in accordance with a predetermined specific policy to the extent that our investment adviser’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to our board of directors and obtain our board of directors’ consent prior to voting on such proposal.

An officer of our investment adviser will keep a written record of how all such proxies are voted. Our investment adviser will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how our investment adviser voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by our investment adviser that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. Our investment adviser may rely on one or more third parties to make and retain the records of proxy statements and votes cast.

Information regarding how proxies relating to the portfolio securities are voted will be available (i) without charge, upon request, by calling (877) 657-3863; and (ii) in a Form N-PX that we will file with SEC, which will be available on the SEC’s website at http://www.sec.gov.

Our investment adviser has adopted proxy voting guidelines that provide general direction regarding how our investment adviser will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:

•	Our investment adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

•	Our investment adviser generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	Our investment adviser generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•	Our investment adviser generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•	Our investment adviser generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•	Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, our investment adviser, on a case-by-case basis, votes on proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

•	Our investment adviser, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies,

•	whether and how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

•	Our investment adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.

Limited Interpretation of the 1940 Act

Even though the provisions of the 1940 Act establishing and regulating business development companies were adopted by Congress in 1980, there are no judicial and few administrative interpretations of portions of the legislation. There is no assurance that the provisions of the 1940 Act applicable to us will be interpreted or administratively implemented in a manner consistent with our objective and intended manner of operation.

Other

We expect to be periodically examined by the SEC for compliance with the 1940 Act and pursuant to the requirements of the Sarbanes-Oxley Act of 2002.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our investment adviser will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. The Sarbanes-Oxley Act will require us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, the NYSE has adopted corporate governance changes to their listing standards. We will adopt policies and procedures required for compliance with applicable corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering, [          ] shares of our common stock will be outstanding, based on the number of shares outstanding on [          ], 2006, assuming no exercise of the underwriters’ over-allotment option. Of these shares, [          ] shares of our common stock included in the [          ] shares sold in this offering will be freely tradable without restriction or limitation under the Securities Act, less the number of shares purchased by our employees and affiliates. Any shares purchased in this offering by our employees and affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT

[          ] (“[          ]”) acts as our transfer agent and dividend-paying agent. Please send all correspondence to [          ], which is located at [          ]. For its services, [          ] receives a fixed fee per account. We will reimburse [          ] for certain out-of-pocket expenses, which may include payments by [          ] to entities, including affiliated entities, that provide sub-stockholder services, recordkeeping and/or transfer agency services to our beneficial owners. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by us to [          ] in connection with maintaining common stockholder accounts.

ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT

Bear Stearns Funds Management Inc. (the “Administrator”) provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 383 Madison Avenue, 23rd Floor, New York, New York 10179.

The Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231, an affiliate of our Administrator, is the custodian of our securities and other assets.

[          ], is our fund accountant. [          ] assists in the calculation of our net asset value and maintains and keeps current the accounts, books, records and other documents relating to our financial and portfolio transactions.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Since we will primarily acquire and dispose of our investments in non-traded companies through privately negotiated transactions, we will infrequently use securities brokers in the normal course our business. However, we may invest a portion of our assets in publicly traded securities, and such portfolio investments may be purchased and sold through broker-dealers selected by our investment adviser. Subject to the oversight of the board of directors, our investment adviser is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of our investment adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to our investment adviser and its advisees. The best price to the us means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, our investment adviser considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by our investment adviser and/or its affiliates. If approved by our board, our investment adviser may select an affiliated broker-dealer to effect our transactions, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.

Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, our investment adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if our investment adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to our investment adviser or to us. Our investment adviser believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment management fees paid by us to our investment adviser under the investment management agreement are not reduced as a result of receipt by our investment adviser of research services.

Our investment adviser may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which we effect our securities transactions may be used by our investment adviser in servicing some or all of its accounts; not all of such services may be used by our investment adviser in connection with us. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, our investment adviser believes such costs to us will not be disproportionate to the benefits received by us on a continuing basis. Our investment adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between the us and other advisory accounts, the main factors considered by our investment adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.

UNDERWRITING

Citigroup Global Markets Inc. and UBS Securities LLC are acting as joint book-running managers of the offering and as the representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite the underwriter’s name.

Number of
Underwriter	Shares

Citigroup Global Markets Inc.
UBS Securities LLC

Total	12,000,000

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares (other than those covered by the over-allotment option described below) if they purchase any of the shares.

The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $      per share. The underwriters may allow, and dealers may reallow, a concession not to exceed $      per share on sales to other dealers. If all of the shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. The representatives have advised us that the underwriters do not intend sales to discretionary accounts to exceed five percent of the total number of shares of our common stock offered by them. Investors must pay for the shares of common stock purchased in the offering on or before [     ], 2006

We have granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to 1,800,000 additional shares of common stock at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent the option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.

Certain professionals of Kayne Anderson, including all of our officers, and certain of our directors, are expected to purchase approximately $[     ] million of our common stock at the public offering price in this offering. We, Kayne Anderson and certain officers of Kayne Anderson, including all of our senior professionals, and certain of our directors, who purchase shares of common stock in this offering have agreed that, for a period of 180 days from the date of this prospectus, we and they will not, without the prior written consent of Citigroup Global Markets Inc. and UBS Securities LLC, dispose of or hedge any shares of our common stock or any securities convertible into or exchangeable for our common stock. Citigroup Global Markets Inc. and UBS Securities LLC in their sole discretion may release any of the securities subject to this lock-up agreement at any time without notice. In the event that either (x) during the last 17 days of the 180-day period referred to above, we issue an earnings release or a press release announcing a significant event or (y) prior to the expiration of such 180 days, we announce that we will release earnings or issue a press release announcing a significant event during the 16-day period beginning on the last day of such 180-day period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings or the press release.

Prior to this offering, there has been no public market for our common stock. Consequently, the initial public offering price for the shares was determined by negotiations between us and the representatives. We cannot assure you, however, that the prices at which the shares will sell in the public market after this offering will not be lower than the initial public offering price or that an active trading market in our common stock will develop and continue after this offering.

We intend to apply to list shares of our common stock on the New York Stock Exchange under the symbol “KED.” The underwriters have undertaken to sell shares of common stock to a minimum of 2,000 beneficial owners in lots of 100 or more shares to meet the NYSE distribution requirements for trading.

The following table shows the underwriting discounts, which are equal to 6.375% of the initial public offering price per share, and commissions that we are to pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of common stock.

Paid by Us
	No Exercise	Full Exercise

Per share	$	$
Total	$	$

In connection with the offering, Citigroup Global Markets Inc., on behalf of the underwriters, may purchase and sell shares of common stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of common stock in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ over-allotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. Transactions to close out the covered syndicate short involve either purchases of the common stock in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares of common stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consists of bids for or purchases of shares in the open market while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when Citigroup Global Markets Inc. and/or UBS Securities LLC repurchases shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of the common stock. They may also cause the price of the common stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

We estimate that we will incur approximately $830,000 in expenses in connection with this offering.

The underwriters may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business.

KA Associates, Inc., an affiliate of ours and Kayne Anderson, may be a member of the selling group for this offering.

A prospectus in electronic format may be made available by one or more of the underwriters. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. The representatives will allocate shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

We and KAFA have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

The respective addresses of the representatives are: Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013; and UBS Securities LLC, 299 Park Avenue, New York, New York 10171.

LEGAL OPINIONS

Certain legal matters in connection with our common stock will be passed upon for us by Paul, Hastings, Janofsky & Walker llp, Los Angeles, California, and for the underwriters by Sidley Austin llp, New York, New York. Paul, Hastings, Janofsky & Walker llp and Sidley Austin llp may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

EXPERTS

Our financial statements dated [          ], 2006, appearing in this prospectus has been audited by [          ], independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. [          ] provides auditing services to us. The principal business address of [          ] is [          ].

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934, as amended. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Section, 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0030. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[To Come]

FINANCIAL STATEMENTS

[To Come]

Until [          , 2006] (the 25th date after the date of this prospectus), all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

12,000,000 Shares

Kayne Anderson Energy Development Company

Common Stock

PROSPECTUS
          , 2006

Joint Book-Running Managers
Citigroup
UBS Investment Bank

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PART C — Other Information

Item 25.  Financial Statements and Exhibits

(1) Financial Statements: Registrant has not conducted any business as of the date of this filing, other than in connection with its organization.

(2) Exhibits

(a)  (1) Charter — Articles of Incorporation — filed herewith

(2) Articles of Amendment and Restatement*

 (b) (1) Bylaws of Registrant — filed herewith

(2) Amended and Restated Bylaws of Registrant*

(c) Voting Trust Agreement — none

(d) Form of Stock Certificate*

(e) Form of Dividend Reinvestment Plan between Registrant and [          ]*

(f) Long-Term Debt Instruments — none

(g) Form of Investment Management Agreement between Registrant and Kayne Anderson Fund Advisors, LLC*

(h) Form of Underwriting Agreement between the Registrant, Kayne Anderson Fund Advisors, LLC, Kayne Anderson Capital Advisors, L.P., Citigroup Global Markets Inc., UBS Securities LLC and the other underwriters named therein*

(i) Bonus, Profit Sharing, Pension Plans — not applicable.

(j) Form of Custody Agreement* between Registrant and The Custodial Trust Company

(k) Other Material Contracts

(1) Form of Administrative Services Agreement* between Registrant and Bear Stearns Funds Management Inc.

(2) Form of Transfer Agency Agreement* between Registrant and [          ]

(3) Form of Accounting Services Agreement* between Registrant and [          ]

(l) Form of Opinion and Consent of Venable LLP*

(m) Non-Resident Officers/Directors — none.

(n) Consent of Independent Registered Public Accounting Firm*

(o) Omitted Financial Statements — none.

(p) Subscription Agreement — none.

(q) Model Retirement Plans — none.

(r) Code of Ethics

(1) Code of Ethics of Registrant*

(2) Code of Ethics of Kayne Anderson Fund Advisors, LLC*

* To be filed by amendment.

Item 26.  Marketing Arrangements — to be filed by amendment.

Item 27.  Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission Fees		$32,100
National Association of Securities Dealers, Inc. Fees		*
Printing and Engraving Expenses		*
Legal Fees		*
Listing Fees		*
Miscellaneous Expenses		*

Total	$	*

*	To be filed by amendment.

All of the expenses set forth above shall be borne by the Registrant.

Item 28.  Persons Controlled by or Under Common Control with Registrant — none.

Item 29.  Number of Holders of Securities as of [     ], 2006

Number of
Title of Class	Record Holders
Common Stock, $0.001 par value per share	[1]

Item 30.  Indemnification.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (“1940 Act”).

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s Bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Registrant to indemnify and advance expenses to any individual who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of its predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The investment management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Kayne Anderson Fund Advisors, LLC (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, losses, demands, costs, expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement), charges and claims arising from the rendering of the Adviser’s services under the investment management agreement or otherwise as an investment adviser of the Registrant.

[The Underwriting Agreement provides that each Underwriter severally agrees to indemnify and hold harmless the Registrant, its directors and officers who sign this registration statement, and any person who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Act”), or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally the Registrant or any such person may incur under the Act, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the managing Underwriter to the Registrant expressly for use in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Registrant) or in the Prospectus contained in this Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this Registration Statement or such Prospectus or necessary to make such information not misleading.

The Underwriting Agreement provides that the Registrant agrees to indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of the Act, from and against any loss, claim, damage, expense or liability (including, but not limited to, any loss, claim, damage, expense or liability relating to purchases and sales of the Registrant’s common stock), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, expense or liability arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Registrant), (ii) the omission or alleged omission to state in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Registrant), any material fact required to be stated herein or necessary to make the statements herein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Registrant’s common stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, expense or liability arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Registrant shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, expense or liability resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, expense or liability as such expenses are incurred; provided, however, that the Registrant shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability (i) arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Registrant), in reliance upon and in conformity with written information furnished to the Registrant by or on behalf of the Underwriters specifically for inclusion therein; or (ii) results solely from an untrue statement of material fact contained in, or the omission of a material fact from, a Preliminary Prospectus, which untrue statement or omission was corrected in a subsequent Preliminary Prospectus or the Prospectus (as then amended or supplemented) if (A) an Underwriter sold shares of the Registrant’s common stock to the person alleging such loss, claim, damage, expense or liability without sending or giving, at or prior to the time of such sale, a copy of such subsequent Preliminary Prospectus or the Prospectus (as then amended or supplemented), (B) within a reasonable amount of time prior to the time of such sale, the Registrant had furnished to the Underwriters copies of the corrected Preliminary Prospectus or corrected Prospectus which, if delivered, would have cured the defect giving rise to such loss, claim, damage, liability or action, and (C) that Underwriter failed to deliver such corrected Preliminary Prospectus or corrected Prospectus.]

[The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Bear Stearns Funds Management Inc. (the “Administrator”) and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Administrator’s services under the Administration Agreement or otherwise as administrator for the Company.]

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser.

Kayne Anderson Fund Advisors, LLC (“KAFA”) will serve as the Registrant’s investment adviser. Certain of the senior professionals of KAFA also serve as officers and/or directors for Kayne Anderson MLP Investment Company, Kayne Anderson Energy Total Return Fund, Inc. and Kayne Anderson Rudnick Investment Management, LLC, each an affiliate of KAFA.

Additional information regarding KAFA and its personnel is set forth in its Form ADV as filed with the Securities and Exchange Commission (SEC File No. 801-[          ]) and is incorporated by reference herein.

Item 32.  Location of Accounts and Records.

The accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are kept by the Registrant or its custodian, transfer agent, administrator and fund accountant.

Registrant’s administrator, Bear Stearns Funds Management Inc. is located at 383 Madison Avenue, 23rd Floor, New York, New York 10179. Registrant’s custodian, The Custodial Trust Company, is located at 101 Carnegie Center, Princeton, New Jersey 08540-6231. Registrant’s fund accountant, [          ], is located at [          ]. Registrant’s transfer agent, [          ], is located at [          ].

Item 33.  Management Services — not applicable.

Item 34.  Undertakings.

(1) Registrant undertakes to suspend the offering of its common stock until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value of the company declines more than 10 percent from the net asset value of the company as of the effective date of the registration statement, or (2) the net asset value of the company increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not Applicable.

(3) Not Applicable.

(4) (a)-(c) Not Applicable

(5) Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and the State of Texas, on the 8th day of June, 2006.

Kayne Anderson Energy Development Company

By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Kevin S. McCarthy Kevin S. McCarthy	President (principal executive officer)	June 8, 2006

/s/ Terry A. Hart Terry A. Hart	Treasurer (principal financial and accounting officer)	June 8, 2006

/s/ David J. Shladovsky David J. Shladovsky	Initial Sole Director	June 8, 2006